                                                                   EXHIBIT 10.53


                            AIRCRAFT LEASE AGREEMENT



                                     BETWEEN

                             AIRCRAFT NO. 1, L.L.C.

                                       AND

                              ALOHA AIRLINES, INC.



                   Counterpart No. 3 of 3 serially numbered manually executed counterparts. To the extent, if any that this Lease constitutes chattel paper under the UCC, no security interest in this Lease may be created through the transfer and possession of any counterpart other than Counterpart No. 1

                                TABLE OF CONTENTS

 1.       LEASE AND TERM; NET LEASE

 2.       DELIVERY AND RETURN OF AIRCRAFT

 3.       CHARGES

 4.       LIMITED WARRANTY; DISCLAIMER

 5.       SET-OFF; ABATEMENT

 6.       OPERATION, MAINTENANCE, REGISTRATION, and RECORDS

 7.       MODIFICATION OF THE AIRCRAFT

 8.       INSPECTION AND RECORDS

 9.       TAXES

10.       INDEMNITY

11.       LOSS OF OR DAMAGE TO AIRCRAFT; AGREED VALUE

12.       INSURANCE

13.       COMPLIANCE WITH LAWS

14.       TITLE TO AIRCRAFT

15.       ASSIGNMENT OR SUBLEASE; POSSESSION AND USE

16.       EVENTS OF DEFAULT

17.       REMEDIES

18.       EXCUSABLE DELAY

19.       DELAY IN RETURN OF AIRCRAFT

20.       APPLICABLE LAW AND JURISDICTION

21.       NOTICES

22.       HEADINGS

23.       CONFIDENTIALITY

24.       REPRESENTATIONS, WARRANTIES AND COVENANTS

25.       ASSIGNMENT AND COOPERATION WITH LESSOR'S LENDER

26.       ENTIRE AGREEMENT

27.       MISCELLANEOUS

28.       BROKERS/FINDERS

29.       SECURITY DEPOSIT

30.       NO PURCHASE OPTION. NO HUSH KIT FINANCING

31.       AUTHORIZATION; LESSEE'S CONDITIONS PRECEDENT

32.       AUTHORIZATION; LESSOR'S CONDITIONS PRECEDENT

          EXHIBIT A  DESCRIPTION OF AIRCRAFT

          EXHIBIT B  RECORDS

          EXHIBIT C  REDELIVERY CONDITIONS

          EXHIBIT D  DELIVERY RECEIPT

          EXHIBIT E  REDELIVERY RECORDS

          EXHIBIT F  FORM OF LETTER OF CREDIT

          EXHIBIT G  PERMITTED SUBLESSEES

          EXHIBIT H  FINANCIAL TERMS

          EXHIBIT I  FORM OF LEASE SUPPLEMENT

          EXHIBIT J  ADDITIONAL BILL OF WORK

1A.      Summary of Transaction

         The following is a summary of the lease transaction between Lessee and Lessor. It is set forth for the convenience of the parties only and will not be deemed in any way to amend, detract from or simplify the other provisions of this Lease.

         A.       Description of Aircraft

                  One Boeing 737-282C, SN 2305 1, U.S. Reg N826AL

         B.       Scheduled Delivery Date and Location

                  On or Before August 31, 1998; over International Waters near Christchurch Base, New Zealand

         C.       Basic Lease Term

                  96 Months from the Basic Lease Term Commencement Date

         D.       Security Deposit

                  As set forth in Exhibit H

         E.       Rent during the Basic Lease Term

                  See Exhibit H

         F.       Country of Aircraft Registration

                  United States

         G.       Initial Agreed Value of Aircraft

                  U.S. $11,000,000

         H.       Lessor's Bank Account

                  Barnett Bank

                  Miami Lakes, FL
                  Acct # 1596591387
                  ABA # 063000047

                            AIRCRAFT LEASE AGREEMENT

               THIS AGREEMENT, made and entered into as of the 11th day of August, 1997, by and between AIRCRAFT NO. 1, L.L.C., (hereinafter referred to as "Lessor") and ALOHA AIRLINES, INC., a Delaware corporation
               (hereinafter referred to as "Lessee" ).

                                  WITNESSETH:

         WHEREAS, Lessor is the owner of the aircraft described in Exhibit A. The aircraft, together with the engines, parts and equipment installed thereon, including any replacements or substitutions therefor and (where the context permits) the Records furnished herewith and required to be maintained hereunder, are hereinafter collectively referred to as the "Aircraft"; and

         WHEREAS, Lessee desires to hire and take from Lessor for OPERATION AND Lessor is willing to lease to Lessee the Aircraft under the terms and conditions hereinafter set forth;

         NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants and agreements herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.       LEASE AND TERM, NET LEASE

         A. Subject to the provisions of this Agreement, Lessor agrees to and does hereby lease to Lessee and Lessee agrees to and does hereby hire and take from Lessor the Aircraft for a term commencing on the Delivery Date and ending ninety-six (96) months after the Basic Lease Term Commencement Date (the "Expiration Date"). The Term shall consist of (i) the Interim Term (which means the period commencing on the Delivery Date of the Aircraft and ending on the. date immediately prior to the Basic Lease Term Commencement Date), (ii) the Basic Lease Term (the ninety-six (96) month period referenced above), and (iii) if actually entered into, any Renewal Term, as hereinafter defined. The Basic Lease Term Commencement Date means the first day of the month following the month in which the Delivery Date occurs. The Delivery Date means the date on which Lessor delivers the Aircraft to Lessee and the Lease Supplement is executed by Lessor and Lessee ("Delivery"). Lessor will furnish Lessee with 72 hours notice of intended delivery. Lessor and Lessee anticipate that the Delivery Date will be on or before August 31, 1998 provided, however that Lessor will have no responsibility or liability for any delay in delivering the Aircraft or failure to deliver the Aircraft for reasons other than willful default of Lessor, including but not limited to, the failure of the current lessee, Transportes Aeros Portugueses, S.A. ("TAP"), to redeliver the Aircraft to Lessor at the time and in the condition required by Lessor's lease with TAP. The delivery to and acceptance of the Aircraft by Lessee will be confirmed by execution of a lease supplement in the form of Exhibit I hereto. The Aircraft shall be used by Lessee for the carriage of passengers, mail and freight in its operations as an air carrier certified by the Federal Aviation Administration ("FAA") and for no other purposes whatsoever except for flight crew training; provided however, any training or check flights performed with the Aircraft shall not exceed the average training/check flights performed in other aircraft in Lessee's fleet. In no event shall the Aircraft be operated in any area excluded from coverage by any insurance policy required to be in effect with respect to the Aircraft under Section 12 hereof

         B. At Delivery the Aircraft will be equipped with two (2) Pratt and Whitney model JT8D-9A engines each of which has 750 or more rated take off horsepower, or the equivalent thereof (individually, an "Engine" and collectively the "Engines"), and with the major components as described in Exhibit A. Lessor will perform at its expense all necessary conversions from metric to US measurements for manuals, supplements and any other documents, in order for the Aircraft to be operated. Lessor will retain all parts removed from the Aircraft as a result of such conversion.

         C. Lessor shall deliver and Lessee shall accept the Aircraft on the Delivery Date in the following condition:

            a. The Aircraft will have a U.S. Certificate of Airworthiness, a fresh TAP "C" Check (Lessee shall be entitled to observe and will be notified by Lessor of the performance of the C Check), TCAS and windshear installed, Hexcel Interiors 737-200 QC Quikbin Interior Kit, and having all Airworthiness Directives ("ADs") requiring compliance by the FAA complied with.

            b. The Aircraft will be painted in Lessee's livery. Lessee shall supply the paint and the Pounce Pattern.

            c. The Aircraft will have at least 3,000 hours remaining on the Airframe's structural inspection.

            d. Intentionally Omitted.

            e. The APU, landing gear and time controlled components shall be in a condition as delivered by TAP to Lessor.

            f. The Lessor will perform the work set forth in Exhibit J on the Aircraft prior to delivery to Lessee (the "Additional Bill of Work"). Lessee will reimburse Lessor for the Additional Bill of Work by means of Supplemental Rental.

            g. The Aircraft otherwise shall be delivered to Lessee in an "AS IS, WHERE IS". condition over International Waters near Air New Zealand's maintenance facility located in Christchurch Base, New Zealand (or another location as agreed by the parties, if required to reduce tax liability).

            h. All SI inspection items required to be performed through 22,400 flight hours will be performed (compliance without sampling) prior to delivery and no individual SI items will fall due within the next 4000 flight hours.

            i. All Engineering Orders that have been applied to the Aircraft and maintenance records required for issuance of the U.S. Certificate of Airworthiness and U.S. Registration will have been translated into English. These will include AD'S, major repairs and major alterations.

            j. The Aircraft will be delivered without seats or galleys.

            k. The Aircraft will have no maintenance deferrals, all non-routine maintenance items discovered during the TAP C check will have been performed, (upon completion of such C check, the Aircraft will have no required maintenance items in a deferred status, including but not limited to, any structural repairs, corrosion, skin replacement requirements, or crack propagation).

            l. All AD's will either be terminated or cleared for inspection for a minimum of eighteen (18) months from the delivery date except for those inspections required more frequently than every eighteen months in which case that AD will be cleared for inspection for the applicable maximum period between inspections.

         D. Provided Lessee is not in default hereunder, Lessee may extend the term of the lease for a one (1) year period ("Renewal Term") following expiration of the Basic Lease Term stated in Section 1.A. hereof. Lessee shall notify Lessor of its desire to extend said term not less than one hundred eighty
(180) days prior to expiration. of the Basic Lease Term. Base Rental and Variable Rental, as hereinafter defined, during the Renewal Term will be at the greater of the then Fair Market Rental Value as hereinafter defined or the Base Rental rates. Fair Market Rental Value means the amount agreed by Lessor and Lessee as the price at which an aircraft of the type, age and condition of the Aircraft could be leased in an orderly transaction under prevailing market conditions between a willing Lessee and a willing Lessor on the date of such determination. If Lessor and Lessee are unable to agree on such amount then the Lessor and Lessee shall each select an independent appraiser skilled in evaluating aircraft, who shall jointly make the determination of such amount. If Lessor's and Lessee's appraisers are unable to agree on the Fair Market Rental Value of the Aircraft, then such appraisers shall select a third appraiser who shall make the determination. The determination of the independent appraiser(s) shall be binding and conclusive on Lessor and Lessee. In all cases, Lessor and Lessee shall bear the cost of the appraiser selected by them and shall share equally in the cost of retaining the third independent appraiser, if required, to make such determination.

         E. The Lease is net to Lessor. Lessee will pay all Base Rental, Variable Rental, Supplemental Rental, costs, charges, fees and expenses in connection with the delivery of Hexcel Interiors 737-200 QC Quikbin Interior Kit, use, possession and operation of the Aircraft, including maintenance, insurance, state and local taxes (except for taxes with respect to which Lessee is not obligated to indemnify Lessor under Section 9), and risk of loss or other casualty. Such obligations of Lessee will be absolute and unconditional under any and all circumstances and regardless of other events, including any of the following:

            (a) Any right of set-off, counterclaim, recoupment, defense or other fight (including any right of reimbursement) which Lessee may have against Lessor, or any other person for any reason whatsoever, including any claim Lessee may have for the foregoing.

            (b) Unavailability or interruption in use of the Aircraft for any reason, including a requisition thereof or any prohibition or interference with or other restriction against Lessee's use, operation or possession of the Aircraft (whether by Law, as hereinafter defined, or otherwise); any defect in airworthiness, merchantability, fitness for any purpose, condition, design, specification or operation of any kind or nature of the Aircraft; the ineligibility of the Aircraft for any particular use or trade or for registration or documentation under the Laws of any jurisdiction; or Total Loss of the Aircraft; however, Lessee's obligation to pay Base Rental in the event of Total Loss of the Aircraft shall terminate upon Lessor's receipt of the Agreed Value of the. Aircraft in accordance with Article I I hereof

            (c) Insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation, receivership, administration or similar proceedings by or against Lessor, Lessee or any other person.

            (d) Invalidity or unenforceability or lack of due authorization of or other defect in this Lease.

            (e) Failure or delay on the part of any party to perform its obligations under this Lease.

            (f) Other cause which but for this provision would or might have the effect of terminating or in any other way affecting any obligation of Lessee hereunder.

         F. Nothing in the foregoing Section 1E is intended as a waiver of any rights of Lessee to bring a separate action for default by Lessor of any of its obligations hereunder.

2.       DELIVERY AND RETURN OF AIRCRAFT

         A. The Aircraft, together with all pertinent log books, flight manuals and other documents as described in Exhibit B, attached hereto and made a part hereof (the "Records"), shall be delivered by Lessor to Lessee on the Delivery Date of this lease over International Waters near Christchurch Base, New Zealand or at such other location as is determined pursuant to Section 1.C.g. (hereinafter referred to as the "Delivery Point").

            (a) Upon request by Lessee, Lessor will provide Lessee with a demonstration flight of at least one hour, but less than two hours, duration, prior to delivery of the Aircraft. If a demonstration flight is required prior to delivery, it will be performed by and under the control of Lessor, with Lessee's flight crew and/or other authorized personnel (not to exceed 3) on board as observers if desired by Lessee. Lessor's captain will be the pilot in command and will have the authority to cancel or terminate any flight at his discretion short of one hour's duration without incurring any liability for Lessor. If any such flight is canceled or terminated short of one hour's duration, it will be rescheduled at a mutually agreeable time.

            (b) Lessor will bear the costs of the demonstration Right including but not limited to costs of crew, special insurance for such flight, fuel and take off and landing rights.

            (c) The demonstration flight will be for the sole purpose of demonstrating to the Lessee the satisfactory operation of the Aircraft and its equipment and systems. The demonstration flight will be conducted in accordance with mutually acceptable procedures. Lessor will at its expense correct Discrepancies (conditions exceeding manufacturer's specifications) revealed during the demonstration flight.

            (d) The Engines shall undergo a video borescope inspection and power assurance run at or immediately prior to time of the demonstration flight performed at Lessor's expense with Lessee as an observer. Any Discrepancies found not to be in compliance with the manufacturer's maintenance manual shall be corrected at Lessor's expense.

         B. Upon expiration or termination of this Lease, Lessee will redeliver the Aircraft at a mutually agreeable location in the continental United States (the "Redelivery Location"). Subject to Section 6, upon redelivery of the Aircraft, the Aircraft shall be in an airworthy condition in accordance with FAA standards, without any maintenance deferrals, with a valid FAA certificate of airworthiness in effect with respect thereto, in conformance with Federal Aviation Regulations ("FAR") Part 121, and otherwise with the same equipment and in the same condition and configuration as when delivered to Lessee, except for reasonable wear and tear due to ordinary use. Notwithstanding anything herein to the contrary, upon return the Aircraft will not be in compliance with FAR Part 36 and ICAO 16 Chapter 3. In addition, the Aircraft upon completion of the redelivery acceptance inspection (i) will be free and clear of all Liens, as hereinafter defined, which result from Lessee's actions or inactions, (ii) will be fresh from a full "C" check performed by Lessee, under Lessee's FAA approved maintenance and structural programs including CPCP and all required non-routine maintenance items discovered during such "C" check, without any deferrals will have been performed, (upon completion of the "C" check, the Aircraft shall have no required maintenance items in a deferred status, including but not limited to any structural repairs, corrosion, skin replacement requirements, or crack propagation discovered prior to or during the "C" check in accordance with Lessee's Maintenance Program, and FAA Requirements), (iii) will have the same paint scheme as when delivered to Lessee, except that Lessee's logo will be removed, and (iv) will meet the conditions listed in Exhibit C. Upon Redelivery, all AD's will either be terminated or cleared for inspection for a minimum of eighteen (18) months from the redelivery date except for those inspections required more frequently than every eighteen (18) months, in which case that AD will be cleared for inspection for the applicable maximum period between inspections. If the Aircraft is not returned in the condition required under this Agreement upon expiration or termination of this Lease, unless lost, destroyed or so damaged as to constitute a constructive total loss for insurance purposes, the provisions of this Agreement shall continue in full force and effect with respect to the rights of Lessor and the obligations of Lessee, including, without limitation, Lessee's obligation to pay rental at 150% of the monthly rate and other charges set forth in Section 19 and to maintain insurance as set forth herein, without prejudice to any other rights or remedies of Lessor.

         C. At least fourteen (14) days prior to redelivery of the Aircraft, Lessee, at its expense, will make the Aircraft available to Lessor for inspection and at least twenty-one (21) days prior to such redelivery, Lessee will make the Records available to Lessor for inspection ("Final Inspection") to permit Lessor to verify that the condition of the Aircraft and Records complies with the terms hereof. The period allowed for the Final Inspection shall be of such duration as to permit the conduct by Lessor of the following:

            (a) Inspection of Records;

            (b) Inspection of the Aircraft, Engines (including a full video engine borescope inspection) and Parts;

            (c) A test flight of at least one hour but not more than two hours (at Lessor's option, the first hour of the redelivery flight will constitute the test flight) duration. The test flight will be performed by and under the control of Lessee, with up to three of Lessor's authorized personnel on board as observers. Lessee will bear the cost of the test flight including but not limited to costs of crew, insurance, fuel, takeoff and landing rights. Lessee will at its expense correct Discrepancies revealed during the test flight.

            (d) The Engines shall undergo a video borescope inspection and power assurance run at or before time of the redelivery test flight performed at Lessee's expense with Lessor as an observer. Any Discrepancies found not to be in compliance with the manufacturer's maintenance manual shall be corrected at Lessee's expense.

         If the condition of the Aircraft upon such Final Inspection does not conform to the terms hereof, Lessee at its own expense will bring the Aircraft into compliance. To the extent the time for such rectification extends beyond the expiration date of the Lease, the term hereof shall be deemed automatically extended, except that Lessee will pay monthly rental at 150% of the Base Rental and 150% of the Variable Rental and the provisions hereof shall remain in force until such rectification has been accomplished, unless Lessor terminates the Lease in writing at its sole option.

         D. Each transfer of possession of the Aircraft between the parties shall be accompanied by the delivery to the transferring party of a receipt in the form of Exhibit D attached hereto, executed by an authorized representative of the receiving party.

         E. Redelivery of the Aircraft under this Agreement will occur upon physical redelivery of the Aircraft to Lessor at the Redelivery Location upon execution and delivery by Lessor to Lessee of an aircraft redelivery receipt in the form of Exhibit D. Lessor shall sign and deliver such receipt to Lessee upon tender of delivery of the Aircraft to Lessor at the Redelivery Location in compliance with all of the terms and conditions hereof.

         F. Lessee will ensure that at return of the Aircraft any and all airport, navigation and other charges, including but not limited to Eurocontrol charges, which give rise or may if unpaid give rise to any lien, claim, charge or encumbrance, right of detention, right of sale or other security interest in relation to the Aircraft, any Engine or any Part, whether incurred in respect of the Aircraft or any other aircraft operated by Lessee, have been paid and discharged in full (whether or not due) and will at Lessor's request produce evidence thereof satisfactory to Lessor.

3.       CHARGES

         See Exhibit H.

4.       LIMITED WARRANTY; DISCLAIMER

         A. Lessor warrants that it will have good title to the Aircraft, free and clear of all liens and encumbrances other than the lien of Lessor's Lender, at the time of delivery to Lessee.

         B. THE AIRCRAFT IS LEASED TO AND ACCEPTED BY LESSEE IN "AS IS" CONDITION AND WITH ALL FAULTS. LESSOR MAKES NO WARRANTIES WHATSOEVER WITH RESPECT TO THE AIRCRAFT, EXPRESS OR IMPLIED, EXCEPT THE WARRANTY AS TO TITLE APPEARING IN SECTION 4A ABOVE.

         C. THE WARRANTIES SET FORTH IN THIS SECTION 4 AND THE OBLIGATIONS AND LIABILITIES OF LESSOR THEREUNDER, ARE EXPRESSLY IN LIEU OF AND LESSEE HEREBY WAIVES AND RELEASES LESSOR FROM ANY AND ALL OTHER WARRANTIES, AGREEMENTS, GUARANTEES, CONDITIONS, DUTIES, OBLIGATIONS, REMEDIES OR LIABILITIES, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY AND FITNESS FOR INTENDED USE OR LOSS OF USE OR STRICT LIABILITY IN TORT, WITH RESPECT TO ANY EQUIPMENT LEASED HEREUNDER OR LESSOR'S PERFORMANCE HEREUNDER. NO AGREEMENT OR UNDERSTANDING VARYING, ALTERING OR EXTENDING LESSOR'S LIABILITY WILL BE BINDING ON LESSOR UNLESS IN WRITING AND SIGNED BY LESSEE'S AND LESSOR'S DULY AUTHORIZED OFFICER OR REPRESENTATIVE.

         D. Lessor will assign to Lessee any assignable warranties of overhaul agencies performing any predelivery work for Lessor on the Aircraft and/or Engines. In the event that Lessor contracts for performance of work on the Aircraft or Engines prior to delivery, Lessor will use good faith efforts to obtain industry standard warranties for that work and to assign such warranties to Lessee.

5.       SET-OFF; ABATEMENT

         All payments provided for herein shall be paid without set-off, defense, counterclaim or deduction of any nature whatsoever arising from this or any other transaction or relationship, direct or indirect, which may exist between the parties, except for taxes imposed on Lessee as a result of this Lease with respect to which Lessee is not obligated to indemnify Lessor under Section 9. There shall be no abatement of Base Rental, Variable Rental, Supplemental Rental, or other charges payable hereunder for any period that the Aircraft shall be out of use or unserviceable for any reason whatsoever, including by way of illustration but not by way of limitation, while undergoing maintenance, suspension of certification or grounding of the Aircraft resulting from fire, casualty, or administrative action or revocation or limitation of government approval, license or permit. If Lessee is prohibited by Law from making payment in full to Lessor, Lessee will gross up the payment amount such that the net payment received by Lessor after any deduction or withholding equals the amounts called for under this Lease. "Law" means any (i) statute, decree, constitution, regulation, order or any directive of any government entity, (ii) treaty, pact, compact or other agreement to which any government entity is a signatory or party and (iii) judicial or administrative interpretation or application. Nothing in this Section 5 is intended as a waiver of any rights of Lessee to bring a separate action for default by Lessor of any of its obligations hereunder.

6.       OPERATION, MAINTENANCE, REGISTRATION, AND RECORDS

         A. Lessee shall conduct all flight operations of the Aircraft only with properly qualified and properly certified flight crews and in accordance with
(i) the manufacturers recommended operating procedures and manuals and instructions in effect from time to time, (ii) applicable rules, regulations and requirements of the government of the United States of America, including specifically, the FAA, and (iii) the applicable rules, regulations and requirements of any other jurisdiction in which the Aircraft may be operated.

         B. During the Term, Lessee, at its sole cost and expense, will service, repair, overhaul and maintain the Aircraft in accordance with applicable requirements of all U.S. governmental agencies including the FAA. In addition, Lessee will (i) keep the Aircraft in as good operating condition as when delivered to Lessee, reasonable wear and tear from ordinary use excepted, (ii) keep the Aircraft in such condition as may be necessary to enable the airworthiness certification for the Aircraft to be maintained in good standing at all times under the laws of the United States, and (iii) maintain the Aircraft in at least the same manner as Lessee maintains, services, repairs or overhauls similar aircraft operated by Lessee without in any way discriminating against the Aircraft, whether by reason of its leased status or otherwise; provided however, that nothing in the foregoing shall be deemed to expand Lessee's obligations or return of the Aircraft beyond the return provisions expressly set forth herein. The Aircraft shall be maintained in accordance with Lessee's FAA approved maintenance program. Such maintenance will include without limitation all scheduled and unscheduled overhaul and maintenance, including line maintenance, and replacement of components, parts, and Engines as may be required. In addition, Lessee will replace or repair any loss or damage to the Aircraft, regardless of cause. Lessee will fully comply, at its sole cost and expense, with all instructions and Airworthiness Directives of the FAA falling due during the Term ("AD") and will comply at its sole cost and expense with all Alert Service Bulletins (service bulletins issued by the manufacturer requiring compliance) falling due during the Term, all in accordance with the terms thereof in the same manner as Lessee complies with such AD's and Alert Service Bulletins on similar aircraft operated by

Lessee without in any way discriminating against the Aircraft, whether by reason of its leased status or otherwise.

         C. Lessee, at its own cost and expense, will promptly replace or cause to be replaced all Parts which may from time to time become unserviceable, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. All replacement Parts shall be owned by Lessee free and clear of all Liens, except replacement Parts temporarily installed on an emergency basis (Lessee will notify Lessor of any such emergency replacement involving a Lien or Liens in excess of Ten Thousand Dollars ($10,000.00)), and shall be in as good operating condition as, and shall have a value and utility at least equal to, and be in a modification status and part number equal or greater than, the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof. All Parts at any time removed from the Aircraft or any Engine shall remain the property of the Lessor, no matter where located, until such time as such Parts shall be replaced by Parts which meet the requirements for replacement Parts specified above. Immediately upon any replacement Part becoming incorporated or installed in or attached to the Aircraft or any Engine, without further act, except replacement Parts temporarily installed on an emergency basis, (i) such replacement Part shall become the property of Lessor and shall become subject to this Lease and be deemed a Part for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to the Aircraft or such Engine, and (ii) the replaced Part shall no longer be the property of Lessor and shall no longer be deemed a Part hereunder and provided Lessee is not in default, title to such removed Part shall transfer to Lessee free and clear of Liens, except for Liens created by or through Lessee. "Parts" means all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature other than complete Engine or Engines, which are from time to time incorporated or installed in or attached to the Aircraft or any Engine. Lessee, at its own expense, may from time to time make such alterations and modifications in and additions to the Aircraft or any Engine as Lessee may deem desirable in the proper conduct of its business, including removal of parts which Lessee deems to be obsolete or no longer suitable or appropriate for use on the Aircraft or such Engine ("Obsolete Parts"); provided that no such alteration, modification, removal or addition impairs the condition or airworthiness of the Aircraft or such Engine, or diminishes the value, utility or remaining useful life of the Aircraft or such Engine below the value, utility or remaining useful life thereof immediately prior to such alteration, modification, removal or addition assuming the Aircraft or such Engine was then in the condition required to be maintained by the terms of this Lease. All Parts incorporated or installed in or attached or added to the Aircraft or an Engine as the result of such or addition (except those parts which Lessee has leased from others and which may be removed by Lessee pursuant to the next sentence) (the "Additional Parts") shall, without further act, become the property of Lessor. Notwithstanding the foregoing sentence, Lessee may, at any time during the Term, so long as no Event of Default shall have occurred and be continuing, remove or suffer to be removed any Additional Part, provided that such Additional Part (i) is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to such Aircraft or any Engine at the time of delivery thereof hereunder or any Part in replacement of or substitution for any such Part, (ii) is not required to be incorporated or installed in or attached or added to the Aircraft or any Engine pursuant to the terms of Section 6 hereof and (iii) can be removed from the Aircraft or such Engine without impairing airworthiness or diminishing the value, utility or remaining useful life of the Aircraft or such Engine which the Aircraft or such engine would have had at such time had such alteration, modification or addition not occurred. Upon the removal thereof as provided above, such Additional Part shall no longer be deemed the property of Lessor or part of the Aircraft or Engine from which it was removed. Any Additional Part not removed as above provided prior to the return of the Aircraft or Engine to Lessor hereunder shall remain the property of Lessor. Notwithstanding the above, Lessee shall be permitted to install leased galleys and seats (the "Special Equipment") on the Aircraft. Lessor agrees that it will claim no interest in the Special Equipment.

         D. Lessor will cause the Aircraft to be registered in the name of Lessor under regulations of the United States throughout the Term. Lessee will assist Lessor in maintaining such registration during the Term. Lessee shall at its own expense and responsibility cause this Agreement or appropriate financing statements, so far as permitted by applicable law or regulation, to be kept filed and recorded at all times during the Term, in such office or offices for the registration of aircraft in the United States and in such other offices as may be necessary, or as Lessor may reasonably request, to protect and preserve Lessor's rights hereunder, and shall on request furnish to Lessor an opinion of counsel or other evidence satisfactory to Lessor of such filing and recording.

         E. (i) Lessee will maintain complete and accurate records, logs and other materials required to be maintained in respect of the Aircraft by the FAA and will provide them to Lessor on reasonable request. In addition, the Records will include, but not be limited to, records of accomplishment of AD's, service bulletins, and any modifications. In addition, all overhaul/maintenance Records for the airframe, engines, APU and components required by Lessor will be maintained and supplied by Lessee. All such Records shall be the property of Lessor and will be deemed Records at the time generated. Lessee will report hours and cycles of operation, and location of operation, to Lessor upon request. If the Lessee is required pursuant to the terms hereof to pay Variable Rent at the time a D Check is being performed on the Aircraft, Lessee will obtain Lessor's prior written approval, which approval will not be unreasonably withheld, of the "D" Check Vendor if Lessor has notified Lessee of such requirement.

            (ii) Upon redelivery of the Aircraft to Lessor, Lessee will return all Records delivered to Lessee by Lessor as well as all Records generated by Lessee. See Exhibit E; provided, however, Lessee shall not be responsible for records and documentation with respect to the Aircraft (as the Aircraft was delivered to Lessee) prior to the commencement of this Lease unless such records were delivered to Lessee by Lessor. Lessee's obligation is to redeliver originals of all such Records.

            (iii) With respect to any Part installed by the Lessee during the Lease and not removed prior to the return of the Aircraft, the Records returned to Lessor will include:

                  (a) Part number, description, and serial number (if Part is serialized); and

                  (b) Historical records, including but not limited to (i) serviceability status of the Part at installation, (ii) for a time-controlled Part, total time and cycles, time and cycles since overhaul as may be applicable, and total time and cycles of the Aircraft or engine at the time of
Part installation, (iii) for a life-limited Part, documentation tracing usage of the Part since new and all appropriate on-off logs, and (iv) past history, modification status and overhaul records for components.

7.       MODIFICATION OF THE AIRCRAFT

         A. Except as provided in Section 6C and modifications relating to seats, and galleys, Lessee shall not make any optional modifications to the Aircraft, including but not limited to additions, alterations or improvements without Lessor's prior written consent.

         B. Upon termination of this Lease Agreement, Lessee shall return the Aircraft to Lessor in its original configuration as delivered to Lessee, or as otherwise agreed in writing between Lessor and Lessee.

8.       INSPECTION AND RECORDS

         A. While the Aircraft is leased to Lessee, Lessor shall have the right to inspect the Aircraft and the required maintenance records at any reasonable time and on reasonable notice (except in the case of an Event of Default where no notice is required) so as not to delay Lessee's flights or unreasonably interfere with Lessee's or any permitted Sublessee's operations, including periods during which the Aircraft is undergoing maintenance. Subject to the preceding sentence, such inspection shall not restrict Lessor from opening any panels, bays, doors, etc., which are normally opened during such maintenance. Upon request, Lessee will advise Lessor of the maintenance schedule of the Aircraft for the following year and Lessor shall be entitled to have a representative present at the location of any "C" check or "D" check at all times during which the work is being performed.

         B. Lessee agrees to furnish Lessor information in such form as Lessor may reasonably request regarding Lessee's use and operation of the Aircraft during the term of this Lease as may be necessary to permit Lessor to maintain its records in accordance with the requirements of all applicable United States governmental agencies.

9.       TAXES

         A. All payments to be made by Lessee under the Lease shall be paid without deduction for, or on account of, any present or future taxes, levies, imposts, value added type charges or taxes, customs, duties, charges, currency surcharges, fees, assessments, deductions or withholdings of any nature (collectively, together with interest and penalties thereon, called "Taxes") imposed, levied, collected, withheld or assessed by any country or any political subdivision or taxing authority thereof or therein, or by any group or organization of which such country at the time of payment may be a member, unless Lessee is compelled by law to make payment after deducting any of such Taxes, in which event Lessee shall pay to Lessor such additional amounts as may be necessary to ensure that Lessor receives an amount in U.S. Dollars equal to the full amount which it would have received had payment not been made subject to any such taxes. Lessee shall pay or cause to be paid, and shall indemnify and hold harmless Lessor from and against, any and all Taxes imposed, levied, collected, withheld or assessed against Lessee or Lessor by any country or political subdivision or taxing authority thereof or therein, if and to the extent that such Taxes are payable as a result of this Lease Agreement, the work performed as set forth in Exhibit J, the delivery and installation of Hexcel Interiors 737-200 QC Quikbin Interior Kits, or the possession, use, operation or repair of the Aircraft. Notwithstanding the provisions of the above paragraph, Lessee's obligations under this Section 9 in respect of Taxes shall not include:

            (i) Taxes on, based on, or measured by, net income of Lessor, or United States federal value added or consumption type charges or taxes imposed on Lessor, imposed by the United States of America or any United States federal, state or local political subdivision or taxing authority;

            (ii) Taxes imposed in a taxing jurisdiction (other than by the United States federal government or by the jurisdiction in which Lessor is incorporated in or maintains its principal place of business) for a tax period during which neither the Aircraft nor any part thereof has been located or operated in that taxing jurisdiction.

            (iii) Any Taxes imposed as a result of a sale, transfer of title, mortgaging, pledging, financing, voluntary transfer of other voluntary disposition by Lessor of the Aircraft or part thereof or interest therein, or any interest in the Rent or part thereof or any interest in the Lease or part thereof, unless such sale, transfer, mortgage, pledge or disposition occurs by reason of the exercise of Lessor's remedies under this Lease upon an Event of Default, provided however, that Lessor shall comply with any reasonable request as Lessee shall make concerning the appropriate jurisdiction in which such sale, transfer or disposition shall be made (with Lessee bearing any costs associated therewith) unless Lessor determines (and advises Lessee) that such compliance with Lessee's request would generate an adverse consequence to Lessor.

            (iv) Any penalties or interest caused solely by the negligence or willful misconduct of Lessor in connection with its obligations under this
Section 9.

            (v) Any Taxes caused solely by a failure by Lessor to furnish in a timely manner notice or information which Lessor is required to furnish to Lessee by the terms of this Section;

            (vi) Taxes relating to the Aircraft or any part thereof, or interest therein, for any taxable period or portion thereof, relating to events occurring prior to commencement of the Term of this Lease with the exception of work performed as set forth in Exhibit J and delivery and installation of Hexcel Interiors 737-200 QC Quikbin Interior Kit or after the expiration of the Term of this Lease and the redelivery of the Aircraft in accordance with this Lease;

            (vii) Taxes based on or measured by the value or principal amount of any loan or promissory note (or security therefore) entered into by Lessor or anyone claiming an interest in the Aircraft or any portion thereof through Lessor.

         B. In the event any report or return is required to be made with respect to any obligation of the Lessee, under or arising out of this Section 9 (including but not limited to personal property tax returns), the Lessee shall
(a) to the extent required or permitted by law, make and file in its own name such return, statement or report, and (b) in the case of any other such return, statement or report required to be made in the name of Lessor advise Lessor of such fact and prepare such return, statement or report for filing by Lessor or, where such return, statement or report shall be required to reflect items in addition to any obligation of the Lessee under or arising out of this Section 9, provide Lessor with information sufficient to permit such return, statement or report to be properly made with respect to any obligation of the Lessee under or arising out of this Section 9. Lessee shall indemnify and hold Lessor harmless from and against any liabilities, obligations, losses, damages, penalties, interest, claims, actions, suits and costs arising out of any late or inadequate payment of any such Taxes, or any failure to file, or insufficiency or inaccuracy in any such return, statement, report or information, except to the extent that the same is attributable to Lessor's failure to timely and properly file returns which have been timely prepared by Lessee and delivered to Lessor. If actual notice is given by any taxing authority to Lessor that a report or return is required to be filed with respect to any such Taxes referred to in this Section 9, Lessor shall promptly notify Lessee of such required report or return. Lessor agrees to respond to any reasonable request of Lessee for information within the control of Lessor with respect to the filing of any such report or return, but Lessee agrees to pay any reasonable costs, fees or other charges of independent counsel or independent accountants incurred by Lessor in connection with such response or request.

         C. If claim is made against Lessor for any Taxes with respect to which Lessee has an obligation under this Section 9, Lessor shall promptly notify the Lessee. If reasonably requested by the Lessee in writing and provided no Event of Default shall have occurred and is continuing, Lessor, at the sole expense of the Lessee, shall in good faith and diligently contest (and not settle without Lessee's written consent) or shall permit the Lessee, if desired by the Lessee, to contest in the name of the Lessee the validity, applicability or amount of such Taxes. Lessee may contest, or require that Lessor contest, by (a) resisting payment thereof if practicable, (b) not paying the same except under protest with funds advanced by Lessee on an interest-free basis, if protest is necessary and proper, and (c) if payments be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings; provided, however, that, in each such instance, the Lessor shall not be required to undertake any contest unless:

            (i) Lessee shall have provided Lessor with an opinion of legal counsel reasonably acceptable to Lessor to the effect that a reasonable basis exists to contest such claim (provided, however, that no such opinion shall be necessary in order to contest such claim in meetings with auditors, revenue agents, or in other informal meetings with staff members of the applicable tax authority) and, prior to the commencement of any appeal of an adverse judicial decision, with an opinion of such tax counsel to the effect that a reasonable basis exists to appeal such adverse judicial decision (which opinions shall be obtained at Lessee's sole cost and expense);

            (ii) Such proceedings do not involve any material risk or danger of the sale, forfeiture or loss of the Aircraft or any part thereof or interest therein or the imposition of criminal penalties or sanctions against Lessor or the creation of any Lien other than a Lien for taxes not yet due or being contested in good faith by appropriate proceedings, and for payment of which such reserves if any, as are required to be provided under generally accepted accounting principals have been made unless Lessee has provided to Lessor a bond or other security reasonably satisfactory to Lessor (provided that in the case of criminal penalties or sanctions such bond or other security shall be satisfactory to Lessor in its sole discretion) to protect against such risk or danger;

            (iii) in the event that the subject matter of the contest is of a continuing nature and has previously been decided adversely pursuant to the contest provisions of this Section 9 by the highest court to which an appeal could be taken (other than the U.S. Supreme Court), there has been a change in the law (including, without limitation, amendments to statutes or regulations, administrative rulings and court decisions) after such claim shall have been so previously decided and Lessor shall have received an opinion of independent tax counsel selected by the Lessee and reasonably acceptable to Lessor, which opinion shall be obtained at the Lessee's sole expense, to the effect that, as a result of such change, it is more likely than not that the position which Lessor or the Lessee, as the case may be, had asserted in such previous contest would prevail;

            (iv) No Event of Default shall have occurred and be continuing;

            (v) Prior to the commencement of any contest undertaken by the Lessee or any contest undertaken by Lessor with respect to which Lessor is required to follow the direction of the Lessee, the Lessee shall have delivered to Lessor a written acknowledgment of its obligation to indemnify fully Lessor to the extent that the contest is not successful;

            (vi) If such contest is to be initiated by the payment of, and the claiming of a refund for, such Taxes, Lessee shall have advanced to Lessor sufficient funds (on an interest-free basis) to make such payments, provided, however, that Lessee shall indemnify Lessor for any adverse tax consequences resulting from such advance.

         Lessee shall not be deemed to be in default under any of the above indemnification provisions of this Section 9 so long as Lessee shall diligently prosecute a contest in conformity with the requirements of this Section 9C, or in the case where the Lessor shall be prosecuting such contest pursuant to this
Section 9C, Lessee has fulfilled all of its obligations under this Section 9C with respect to such contest. Notwithstanding the foregoing, if a claim is made against Lessor which, if successful, would result in the imposition of Taxes under circumstances which would require the Lessee to indemnify Lessor, Lessor shall be released from its responsibility to contest such claim, or part thereof, if it agrees in writing with Lessee not to seek indemnification from Lessee in respect of the claim, or such part thereof to be contested. In the event Lessor fails diligently to contest, or refuses to permit the Lessee to contest, a claim or part thereof which Lessor has the obligation to contest or to permit Lessee to contest under this Section 9, then Lessee shall not be obligated to indemnify Lessor for such claim or such part thereof and Lessor shall refund to Lessee any amounts paid or advanced by Lessee in connection with such Taxes that were the sub ject of such claim (plus interest from the date payment is due at the rate established for refunds by the taxing authority imposing such taxes).

         D. If Lessor shall obtain a refund of all or any part of such tax, fee or other charge paid by Lessee, Lessor shall pay the Lessee the amount of such refund less the amount of any Taxes payable by Lessor in respect of the receipt of such refund; provided that such amount shall not be payable (x) before such time as the Lessee shall have made all payments or indemnities then due to Lessor under the Lease, or (y) while any Event of Default is outstanding and continues unremedied. If in addition to such refund, Lessor shall receive an amount representing attorneys fees, interest or other amount with respect to such refund, the Lessee shall be paid that proportion of such amounts which is fairly attributable to Taxes paid by the Lessee prior to the receipt of such refund.

10.      INDEMNITY

         A. LESSEE HEREBY RELEASES AND AGREES TO INDEMNIFY, DEFEND AND SAVE HARMLESS LESSOR, AND ITS DIRECTORS, OFFICERS, AGENTS, MEMBERS AND EMPLOYEES (COLLECTIVELY THE "INDEMNITEES"), FROM ANY AND ALL LIABILITIES, DAMAGES, LOSSES, EXPENSES, DEMANDS, CLAIMS, SUITS OR JUDGMENTS, INCLUDING ALL REASONABLE ATTORNEYS' FEES, COSTS AND EXPENSES IN CONNECTION THEREWITH OR INCIDENT THERETO, FOR THE DEATH OF OR INJURIES TO ANY PERSONS WHOMSOEVER (EXCLUDING EMPLOYEES OF THE INDEMNITEES IN THEIR CAPACITY AS EMPLOYEES), AND FOR THE LOSS OF, DAMAGE TO OR DESTRUCTION OF OR DELAY IN DELIVERY OF ANY PROPERTY WHATSOEVER, INCLUDING PROPERTY OF THE PARTIES HERETO OR THAT OF THEIR DIRECTORS, OFFICERS, AGENTS, MEMBERS AND EMPLOYEES, INCLUDING BUT NOT LIMITED TO THE AIRCRAFT, IN ANY MANNER ARISING OUT OF POSSESSION, USE, MAINTENANCE, REPAIR OR OPERATION OF THE AIRCRAFT DURING THE TERM HEREOF, (REGARDLESS OF NEGLIGENCE ON THE PART OF ANY INDEMNITEE, WHETHER ACTIVE, PASSIVE OR OTHERWISE), PROVIDED, HOWEVER, THAT LESSEE'S INDEMNITY OBLIGATION HEREUNDER SHALL NOT BE APPLICABLE TO ANY DEATH, INJURY, LOSS, DAMAGE OR DESTRUCTION TO THE EXTENT CAUSED BY (1) THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF AN INDEMNITEE OR (2) BY ANY INDEPENDENT ACT OF NEGLIGENCE ON THE PART OF ANY INDEMNITEE NOT RELATED TO THE PERFORMANCE OF THIS AGREEMENT.

         Lessee shall be entitled, at its sole cost and expense, acting through counsel reasonably acceptable to the respective Indemnitee, (i) in any judicial or administrative proceeding that involves solely a claim for which payment or indemnity is sought under this Section 10, to assume responsibility for and control thereof, (ii) in any judicial or administrative proceeding involving a claim for which payment or indemnity is sought under this Section 10, and other claims related to the transactions contemplated by this Lease, to assume responsibility for the control of such claim for which payment or indemnity is sought under this Section 10, to the extent that the same may be and is severed from such other claim, and (iii) in any other case, to be consulted by such Indemnitee with respect to judicial proceedings subject to the control of such Indemnitee. Notwithstanding any of the foregoing to the contrary, Lessee shall not be entitled to assume responsibility for and control of any such judicial or administrative proceedings (1) while an Event of Default shall have occurred and be continuing, or (2) if such proceedings will involve the sale, forfeiture or loss of, or the creation of any Lien on the Aircraft. An Indemnitee may participate at its own expense and with its own counsel in any judicial proceeding controlled by Lessee pursuant to the preceding provisions of this Section 10.

         An Indemnitee shall supply Lessee with such information reasonably requested by Lessee as is necessary or advisable for Lessee to control or participate in any proceeding to the extent permitted by this Section 10. Lessee shall not enter into a settlement or other compromise with respect to any claim without the prior written consent of any Indemnitees affected thereby, which consent shall not be unreasonably withheld or delayed provided that Lessee is solely responsible for any recoveries or awards pursuant to such settlement or other compromise.

         B. Lessee shall be liable for and shall indemnify and save harmless Lessor from any amounts payable by Lessor to any third party as a result of any breach by Lessee of the terms and conditions of use of the Aircraft set forth in this Agreement, together with any costs and expenses incurred by Lessor in connection therewith.

         C. The indemnities contained in this Section 10 will continue in full force and effect notwithstanding the expiration or other termination of this Agreement or the letting of the Aircraft hereunder.

11.      LOSS OF OR DAMAGE TO AIRCRAFT; AGREED VALUE

         A. Except to the extent that any loss or damage is caused by the willful misconduct of Lessor, Lessee shall be liable to Lessor for, and shall indemnify and save Lessor harmless from, any loss of or damage to the Aircraft (including Engines, Parts, assemblies and components) occurring while leased to Lessee hereunder or while in the possession, custody or control of Lessee and arising from any cause whatsoever.

         B. Total Loss with respect to the Aircraft, or any Engine means any of the following with respect to such property: (i) the loss of such property or of the use thereof due to the destruction of or damage to such property which renders repair uneconomic or which renders such property permanently unfit for the uses permitted in Section 1A above for any reason whatsoever; (ii) any damage to such property which results in an insurance settlement with respect to such property on the basis of a total loss, or a constructive total loss; (iii) the theft or disappearance of such property, or the confiscation, condemnation, or seizure of, or requisition of title to, or loss of such property by any governmental authority which shall have resulted in the loss of title or possession of such property by Lessee for a period in excess of sixty (60) days.

         C. Lessor and Lessee hereby agree and fix the Agreed Value of the Aircraft (together with all assorted equipment installed therein) to be $11,000,000. The Agreed Value will decrease by 5% on each annual anniversary of the Delivery Date. In the event the Aircraft shall become a Total Loss, Lessee shall immediately notify Lessor thereof and Lessee shall within sixty (60) days of such loss pay to Lessor in cash the Agreed Value of the Aircraft less any hull insurance proceeds paid to Lessor in accordance with Section 12.B. below, and Lessee shall further continue to pay Lessor the Base Rental for each day between the day the Aircraft is lost or damaged as provided above and the day Lessor receives the full Agreed Value for the Aircraft.

         D. Upon the Total Loss of an Engine not then installed in the Aircraft, or a Total Loss of an Engine installed in the Aircraft not involving a Total Loss of the Aircraft, Lessee shall give Lessor prompt written notice thereof and Lessee shall replace such Engine within a reasonable time period but not to exceed thirty (30) days of such Total Loss by duly conveying or causing to be conveyed to Lessor as a replacement for such Engine, good and marketable title to another engine reasonably acceptable to Lessor, which engine shall be free and clear of all liens and encumbrances, shall have a value and utility at least equal to and be in as good operating condition, as the Engine which sustained the Total Loss, assuming such Engine was in the condition required to be maintained hereunder. Such replacement engine, after reasonable approval and acceptance by Lessor, shall be deemed an "Engine" as defined herein. Provided Lessee is not in default hereunder, Lessor will then convey to Lessee title, free and clear of all Liens, except for Liens created by or through Lessee, to the Engine that sustained the Total Loss. Lessee's obligation to pay the Base Rental, Variable Rental, Supplemental Rental, and other charges shall continue in full force and effect, but Lessee shall be entitled to be reimbursed by Lessor by the amount of insurance proceeds, if any, received by Lessor on account of the insurance required to be carried by Lessee with respect to such replaced Engine.

12.      INSURANCE

         Lessee will, at its own expense, procure and maintain in full force and effect during the term of this Agreement (covering the Aircraft and the Engines anywhere in the world where Lessee operates), a policy or policies of insurance, with a responsible insurance company or companies active in the airline industry, of the types and in the minimum amounts set forth below:

         A. (i) Comprehensive Airline Insurance in an amount which will produce single limit per occurrence coverage of at least Three Hundred Million Dollars ($300,000,000), provided that if Lessee carries a higher liability limit fleet wide, then Lessee will furnish such higher limits hereunder.

            (ii) Lessee shall cause the aforesaid insurance policies to be duly and properly endorsed by Lessee's insurance underwriters:

                  (a) To name Lessor and its directors, officers, agents, members and employees as additional insureds thereunder;

                  (b) To provide said insurance shall be primary insurance and any other insurance policy or policies of Lessor shall be excess insurance;

                  (c) To cover the contractual liability assumed by Lessee under this Agreement including, but not limited to, any liabilities and indemnities assumed by Lessee under any supplements to this Lease hereafter executed by Lessor and Lessee, however, such coverage is only to the extent of coverage afforded under the policies;

                  (d) The policies will contain cross liability and severability of interest clauses.

         B. (i) Aircraft Hull Insurance -- All-Risk, in the amount designated in
Section 11.C., as the Agreed Value of the Aircraft.

            (ii) Lessee shall cause said Aircraft hull insurance policy to be duly and properly endorsed by Lessee's insurance underwriters:

                  (a) To provide that all physical damage losses with respect to the Aircraft will be adjusted with Lessee (subject to the approval of Lessor). In the event of a Total Loss of the Aircraft, Lessor is named as sole loss payee for all insurance proceeds up to the Agreed Value. With respect to damage or loss not constituting a Total Loss of the Aircraft, the Lessor is named as sole loss payee in respect of all insurance proceeds where such insurance proceeds exceed US $500,000.00. Said proceeds will be applied by Lessor toward payment of repairs of damage claimed unless Lessor waives this provision and permits payment of insurance proceeds directly to Lessee or the facility effecting repairs. Such insurance proceeds which are not in excess of US $500,000.00 shall be payable solely to Lessee; provided that upon receipt by Insurers and the insurance broker of written notice from Lessor that a Default or an Event of Default on the part of Lessee has occurred and is continuing, all payments up to the Agreed Value will be made to Lessor. In all cases, any insurance proceeds, as a result of policies carried by Lessee, in excess of the Agreed Value will be payable solely to Lessee.

                  (b) To waive any and all rights to subrogation that insurers may or could have against Lessor and its directors, officers, agents and employees by virtue of such insurance policy, regardless of any negligence (whether active, passive or otherwise) on the part of Lessor its directors, officers, agents or employees in connection with the leasing of the Aircraft hereunder or in the performance of this Lease, but such waiver of rights of subrogation shall only be to the same extent Lessee has waived its rights of recovery against or agreed to indemnify Lessor, its directors, officers, agents and employees elsewhere in this Lease.

            (iii) All Risk Property Insurance (including in-transit coverage on any Engine covering any damage which may occur while in Lessee's care, custody or control but not then attached to an aircraft) on a replacement value basis during all periods from their delivery to Lessee by Lessor until their redelivery to Lessor by Lessee.

         C. Lessee shall cause the aforesaid insurance policies to be duly and properly endorsed by Lessee's insurance underwriters to provide that Lessor be given not less than thirty (30) days prior written notice in the event that either Lessee or Lessee's insurance underwriters desire to amend, materially change the policies in a manner adverse to Lessor, cancel or terminate said policy or policies or any part or parts thereof, except war risk coverages, in which case notice of cancellation shall not be less then seven (7) days or such lesser period as may be customary in the industry from time to time.

         D. Lessee shall, with respect to any losses payable in connection with the Aircraft, Engines or any of its Parts, cause its insurers promptly to adjust the same with Lessee, subject to Lessor's approval and shall be payable directly to Lessor; provided, however: (i) final decision with respect to any adjusted claim shall be made solely by Lessor, and (ii) the insurance proceeds of any adjusted claim will be applied by Lessor toward payment of repairs of damage claimed.

         E. Lessee shall furnish Lessor with acceptable certificates of insurance evidencing the coverage and endorsements as required herein. Such certificates shall be delivered to Lessor not less than five days prior to the delivery of the Aircraft. Renewal certificates shall be provided to Lessor not less than 10 days prior to any policy expiration.

         F. All policies shall contain a "Breach of Warranty" clause in behalf of Lessor.

         G. All insurance coverages listed in Section 12B above will include war risk, hijack, terrorism and confiscation coverage in the amounts listed therein.

         H. Lessee will not operate the Aircraft or any Engine in an area or on any route excluded from coverage by any insurance required under this Section 12.

         I. Lessor and Lessee shall each be permitted to carry insurance with coverage limits which are in addition to/excess over what is required by Sections 12A, 12B and 12G, provided such insurance does not adversely affect and/or prejudice the insurance required by those sections.

13.      COMPLIANCE WITH LAWS

         Lessee agrees that the Aircraft leased hereunder shall not be used in any manner which shall violate any law or regulation of any government or governmental agency having jurisdiction and that any fine, penalty, or forfeiture resulting from any such violation shall be the sole responsibility of Lessee and Lessee agrees to indemnify and save Lessor harmless from all liability therefor. Lessee agrees that it shall procure and maintain at its own expense all certificates, permits and licenses, as may be required, and shall give all notices required in connection with such possession, operation or use. Lessee shall furnish Lessor with such documentary evidence of the procurement of such certificates, permits and licenses as may be requested by Lessor. Lessee agrees that while the Aircraft is leased hereunder, the Aircraft shall be retained by Lessee in its possession, custody and control, unless otherwise provided herein.

14.      TITLE TO AIRCRAFT

         A. Except as otherwise expressly provided herein, title to the Aircraft, including Engines, accessories and other equipment of every nature which are physically attached to or in operation on the Aircraft and title to any other engines and personal property furnished or supplied by Lessor to Lessee hereunder shall be and remain in Lessor's name at all times. Lessee shall have no right, title or interest in the Aircraft except as provided in this Lease. Lessee shall not directly or indirectly create, incur, assume or suffer to exist any Lien (any mortgage, pledge, lien, charge, encumbrance, lease, exercise of rights, security interest or claim) on or with respect to the Aircraft or any Engine, title thereto or any interest therein, except (i) the respective rights of Lessor and Lessee as herein provided; (ii) Lessor's Liens (Liens arising as a result of (a) claims against Lessor not related to the transactions contemplated by this Lease; (b) acts of Lessor, not contemplated and expressly permitted under this Lease; or (b) taxes imposed against Lessor which are not indemnified against by Lessee pursuant to
Article 9) with respect to the Aircraft or any Engine; (iii) Liens for Taxes either not yet due or being contested in accordance with Section 9 hereof and so long as adequate reserves are maintained with respect to such Liens; and
(iv) inchoate materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens arising in the ordinary course of business, which either are not delinquent or are begin contested in good faith by Lessee, so long as the Aircraft or such Engine is not in danger of being lost, sold, confiscated, forfeited or seized as a result of any such Lien provided, however, that Lessee has established cash reserves in an amount necessary to discharge any such Lien. Lessee shall promptly, at its own expense, take such action as may be necessary to duly discharge any Lien (except for the Liens referred to in clauses (i) and (ii) of this Section 14) if the same shall arise at any time with respect to the Aircraft or any Engine. Lessee shall promptly pay and discharge when due, or make adequate provision (by way of security or otherwise) for, or procure that the same are paid and discharged, all debts, claims, liabilities or obligations whatsoever created by it or any other Person, or arising as a result of any matter concerning it or any other Person, which may give rise to any Lien on the Aircraft or any Engine, including, without limitation, any landing fee, air navigation or similar charges. Lessee agrees to indemnify and save Lessor harmless from and against all damages suffered by Lessor including costs and expenses incident thereto, as the result of Lessee's failure to perform the undertaking herein in this paragraph provided for.

         B. Lessee shall attach a permanent placard, to be furnished by Lessor, to the forward side of the cockpit and cabin door adjacent to the Certificate of Aircraft Registration in the interior of the Aircraft indicating that the Aircraft is being operated by Lessee in accordance with a Lease Agreement between Lessee and Lessor and Lessee shall not remove same nor permit it to be removed and shall immediately replace such placard if it should become lost, illegible, damaged or destroyed. The placard shall state:

                "Aircraft Serial No. 23051 is owned by Aircraft No. 1, L.L.C. ("Lessor") subject to a mortgage in favor of Barnett Bank, N.A. It is being operated by Aloha Airlines, Inc., pursuant to a Lease Agreement between Lessor and Aloha Airlines, Inc., as Lessee.

                Owner's Address: 1100 N. WOOD DALE ROAD, WOOD DALE, ILLINOIS 60191"

         C. Lessee shall also cause a placard, to be furnished by Lessor, to be attached to each Engine at all times during the Lease Term and until redelivery to Lessor pursuant to the Lease, as follows:

                "This Engine is owned by Aircraft No. 1, L.L.C, 1100
                N. Wood Dale Road, Wood Dale, Illinois 60191, subject to a mortgage in favor of Barnett Bank, N.A."

15.      ASSIGNMENT OR SUBLEASE, POSSESSION AND USE

         A. Lessee shall neither assign this Agreement in whole or in part nor sublease the Aircraft or transfer the custody or possession thereof to any third party, except with the prior written consent of Lessor; provided, however, Lessee may sublease the Aircraft to a commercial air carrier from the list attached as Exhibit G or such other commercial air carrier as is approved in writing by Lessor, such approval not to be unreasonably withheld (a "Permitted Sublessee"); provided further, that at any time during the Term Lessor may, by notice to Lessee, notify Lessee that any entity on said Exhibit G no longer constitutes a Permitted Sublessee (which determination shall be made on a reasonable basis by the Lessor) whereupon such entity shall no longer constitute a Permitted Sublessee, provided that Lessor may not remove an entity from such list during a lease to such Permitted Sublessee.

         The following conditions must be met in connection with any such sublease:

         (i) the sublease agreement is assigned to Lessor as security on or before its effective date pursuant to documentation in form and content reasonably acceptable to Lessor;

         (ii) all rent payable by the sublessee under such sublease agreement shall be payable directly by the sublessee to Lessor, provided that so long as no Event of Default has occurred and is continuing hereunder, Lessor shall pay to Lessee out of each payment received from sublessee, the excess of the sublease rental over the amounts due hereunder.

         Further, with respect to any such sublease:

         (a) the term of such sublease (including without limitation, any option of the sublessee to renew or extend the sublease) shall not extend beyond the Term;

         (b) the rights of the sublessee shall be subject and subordinate to all the terms of this Lease, including without limitation the right of repossession pursuant to Section 17 and to avoid such sublessee's right to possession upon such repossession;

         (c) the Lessee shall remain primarily liable hereunder for the performance of all the terms of this Lease to the same extent as if any such sublease had not occurred;

         (d) any sublease permitted by Section 15.A. shall provide that (i) the Aircraft, Airframe or Engine may not be operated or used other than as provided in Sections 6 and 15 hereof, (ii) Lessor may avoid or terminate such sublease following an Event of Default hereunder, and (iii) to the extent not accomplished by an assignment of sublease, upon an Event of Default such sublease shall automatically be deemed assigned to Lessor until such time as the event of default has been cured;

         (e) no sublease of the Aircraft or any Engine shall in any way destroy or diminish any of Lessor's rights hereunder and such rights shall continue as if such sublease or transfer has not occurred;

         (f) with respect to any sublease permitted by Section 15.A., at least ten (10) Business Days prior to such sublease becoming effective Lessee shall furnish a copy of such sublease to Lessor for Lessor's review to determine that the sublease is in compliance with the provisions hereof. Lessee shall reimburse Lessor for Lessor's out-of-pocket costs and legal fees in connection with its review of such document;

         (g) any sublease permitted by Section 15.A. shall expressly provide (x) that such sublessee will not transfer possession or control of the Aircraft, Airframe or Engine to anyone other than Lessee or Lessor, except to the extent permitted pursuant to Section 15B of this Lease, and (y) that all rights of the sublessee are subject and subordinate to all the terms of this Lease including, without limitation, in each instance, Lessor's rights to repossession pursuant to Section 17 and Lessor's rights to avoid such sublessee's right to possession upon such repossession;

         (h) such sublease shall include appropriate provisions (whether by requiring such obligations to be performed by the sublessee, Lessee, or both) for the operation, maintenance and insurance of the Aircraft and the Engines subleased thereby which are comparable to, or more restrictive than, the provisions of this Lease; provided the foregoing conditions are met, sublessee will be permitted to operate the Aircraft under the maintenance program of the sublessee and in accordance with applicable laws governing sublessee's operations and, provided, that Lessor and Lessor's lender have received an opinion of counsel satisfactory to Lessor and Lessor's lender with respect to title and perfection of security interests, sublessee will be permitted to operate the Aircraft on the registry and with a certificate of airworthiness where the sublessee is located; and

         (i) any such sublease shall expressly prohibit any assignment or further sublease of the Aircraft, the Airframe or any Engine and any of the rights under such sublease.

         B. Lessee shall not transfer possession of the Aircraft to any person provided that, so long as no Event of Default or event which could constitute an Event of Default (as defined herein), but for the lapse of time or the giving of notice or both, shall have occurred and be continuing, Lessee may, without the prior written consent of Lessor:

            (i) subject any Engine to, in each case, agreements (customary in the airline industry and entered into in the ordinary course of its business) with an FAA certified licensed engine overhaul agency, provided that: (a) no such agreement or arrangement results in or requires the transfer of title to such Engine; or (b) if Lessor's title to such Engine shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be a Total Loss with respect to such Engine and Lessee shall comply with Section 11 hereof in respect thereof;

            (ii) deliver possession of the Aircraft, the Airframe (Airframe shall mean (i) the aircraft described on Exhibit A, but not including any Engine installed thereon, and (ii) any and all Parts so long as the same shall be incorporated or installed on or attached to the Airframe, or so long as title thereto shall remain vested in Lessor in accordance with the terms of Section 6, after removal from the Airframe) or any Engine or any Part to the manufacturer thereof for testing or other similar purposes or to any organization for service, repair, maintenance, testing or overhaul work on such Aircraft, Airframe or Engine or any Part thereof or for alterations or modifications in or additions to such Aircraft, Airframe or Engine to the extent required or permitted by the terms of Sections 6 and 7 hereof;

            (iii) install an Engine on an airframe (other than the Airframe) owned by Lessee during the term hereof free and clear of all Liens except: (a) those Liens of the type permitted under Section 14 hereof and those which apply only to the engines (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the airframe as an entirety; and (b) the rights of United States participants under normal interchange agreements which are customary in the airline industry and do not contemplate, permit, result in or require the transfer of title to the Airframe, Engines or Parts installed thereon;

            (iv) install an Engine on an airframe leased to Lessee or owned by Lessee subject to a conditional sale or other security agreement, provided that:
(a) such airframe is free and clear of all Liens except the right of the parties to the lease or conditional sale or other security agreement covering such airframe and except Liens of the type permitted by Section 14 hereof which insofar as they relate to such Engine are subordinate to the rights of the Lessor hereunder, and the Lien of any mortgage which either by its terms does not apply to the Engine or which effectively provides that each Engine leased to Lessee hereby shall not become subject to the Lien thereof or to any rights of any party thereunder other than Lessee (with respect to Lessee's rights expressly granted hereunder), notwithstanding the installation of such Engine on any airframe subject to the Lien of such mortgage, unless and until Lessee shall become the owner of such Engine and Lessor shall have no further interest therein, all pursuant to the express terms of this Lease; and (b) there shall be in effect a written agreement of the lessor or secured party of such airframe (which may be the lease or conditional sale or other security agreement covering such airframe) substantially similar in effect to the agreement of Lessor in Section D below whereby such lessor or secured party effectively and expressly agrees that neither it nor its successors or assigns will acquire or claim any right, title or interest in any Engine or any Part thereof by reason of such Engine being installed on such airframe at any time while such Engine is subject to this Lease or owned by Lessor, and a copy of such agreement shall be provided to

Lessor upon written request of Lessor. In the event Lessee installs on the Airframe an engine that is leased by Lessee from a lessor, or is owned by Lessee subject to a conditional sale agreement or other security agreement held by a secured party, Lessor hereby agrees for the benefit of such lessor or secured party that Lessor will not acquire or claim, as against such lessor or secured party, any right, title or interest in any such engine as the result of such engine being installed on the Airframe at any time while such engine is subject to such lease or conditional sale or other security agreement and owned by such lessor or subject to a security interest in favor of such secured party;

            (v) subject (i) any Engine or Part to normal interchange agreements or other similar agreement customary in the airline industry and entered into by Lessee in the ordinary course of its business and (ii) any Engine or Part to short-term pooling or borrowing, reciprocal leasing or other arrangement customarily entered into by major U.S. air carriers and entered into by Lessee in the ordinary course of its business; provided that no transfer of the registration of the Aircraft shall be effected in connection therewith and Lessor's title to and interest in the Aircraft, such Engine or Part shall not be divested or impaired and that if Lessor's title or interest shall be divested or impaired, such event shall be deemed to be a Total Loss with respect thereto; and further provided that the foregoing shall be subject to approval by Lessor of the air carriers who participate with Lessee in such interchange, pooling or other similar agreements; and

            (vi) transfer possession of the Aircraft, Airframe or any Engine to the United States Government pursuant to a contract not extending beyond the Term of this Lease or to the Civil Reserve Air Fleet Program or any similar or substitute programs so long as Lessee shall promptly notify Lessor upon transferring possession of the Aircraft, Airframe or any Engine pursuant to such program or contract.

         C. With respect to any transfer pursuant to Section 15 A or 15 B:

            (i) the rights of any transferee that received possession by reason of a transfer permitted by Section 15B shall be subject and subordinate to all the terms of this Lease, including but not limited to, Lessor's rights to repossession pursuant to Section 17 and to terminate and avoid such transfer upon such repossession and to require such transferee forthwith to deliver the item which is subject to such transfer upon repossession;

            (ii) Lessee shall remain primarily liable hereunder for the performance of all of the terms of this Lease to the same extent as if such transfer had not occurred; and

            (iii) no relinquishment of possession pursuant to the terms of
Section 15B shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder.

         D. In the event Lessee shall have received from the lessor or secured party of any airframe leased to Lessee or owned by Lessee or subject to a conditional sale or other security agreement, a written agreement complying with
Section 15 B iv hereof (which agreement may be contained in the lease, conditional sale agreement or security agreement relating to such airframe), and such lease or conditional sale or other security agreement covering such airframe also covers an engine or engines owned by the lessor under such lease or subject to a security interest in favor of the secured party under such conditional sale or other security agreement, Lessor hereby agrees for the benefit of such lessor or secured party that Lessor will not acquire or claim, as against such lessor or secured party, any right, title or interest in any such engine as the result of such engine being installed on the Airframe at any time while such engine is subject to such lease or conditional sale or other security agreement and owned by such lessor or subject to a security interest in favor of such secured party. Lessor also hereby agrees for the benefit of the mortgagee under any mortgage complying with clause (a) of Section 15 B iv hereof, relating to installation of an Engine on airframe leased to Lessee, that Lessor will not acquire or claim, as against such mortgagee, any right, title or interest in any engine subject to the lien of such mortgage as the result of such engine being installed on the Airframe at any time while such engine is subject to the lien of such mortgage.

         E. Notwithstanding anything herein to the contrary, in the event of any sublease hereunder, Lessee shall be obligated to return the Aircraft to Lessor in the condition required hereunder as if the sublease had not occurred.

16.      EVENTS OF DEFAULT

         Each of the following events shall constitute an "Event of Default":

         A. If default shall be made by Lessee in the making of any payment of Base Rental, Variable Rental, Supplemental Rental or other charges when due and payable under this Agreement and such default shall continue for a period of five (5) Business Days;

         B. If default shall be made by Lessee at any time in the procurement or maintenance of any insurance coverage prescribed herein;

         C. If default shall be made by Lessee in a material respect in the observance or performance, of any of the other obligations of Lessee contained in this Agreement and such default shall continue for a period of fifteen (15) days after notice from Lessor to Lessee specifying the default and requiring that the same be remedied, provided that if such default cannot be cured within fifteen (15) days that Lessee has been exercising due diligence to effect such cure; then such cure must be effected within thirty (30) days;

         D. If Lessee shall become insolvent or go into liquidation or cease paying its debts as they mature or make an assignment for the benefit of creditors, or file for protection from its creditors under any applicable law relating to bankruptcy or insolvency, or a trustee or receiver or liquidator shall be appointed for Lessee, for a substantial part of its property, or bankruptcy, or liquidation, reorganization arrangements, insolvency or similar proceedings shall be instituted by or against Lessee under the laws of any jurisdiction, unless in the instance of any involuntary proceedings, the petition or appointment is set aside, withdrawn or ceases within ten (10) Business Days of its effective date;

         E. If any representation or warranty made by Lessee in or pursuant to this Agreement proves to be incorrect in any material respect;

         F. If Lessee shall suspend, for a period in excess of thirty (30) days for reasons other than war, insurrections, strikes, riots, fire, flood, explosions, earthquakes, serious accidents, any act of government, acts of God or the public enemy, failure of transportation, cancellation of schedules, or labor troubles, all or substantially all of its operations or shall cease to hold all permits, licenses and authorizations necessary for the conduct of its business or the same shall be revoked or varied in a manner which materially adversely affects the financial situation of Lessee;

         G. If any order of any Court shall be made, or any process of Law shall take effect, either in a preliminary manner or otherwise at the behest of any creditor or obligor of Lessee which shall have the effect of impounding or attaching the Aircraft or restraining its removal from any airport for any time whatsoever, and said order or process shall not be set aside, withdrawn, vacated or cease to be effective within ten (10) Business Days of its effective date.

         H. Lessee shall default in the payment of any unsecured obligation for the payment of borrowed money which has a principal amount of $1,000,000 or more or any secured obligation for the payment of borrowed money, for the deferred purchase price of property or for the payment of rent under any aircraft lease or other agreement when the same becomes due if such non payment results in an acceleration of such indebtedness;

         I. If an Event of Default shall occur and be continuing under that certain Lease Agreement between Aircraft No. 2, L.L.C. and Lessee of even date herewith in respect of aircraft with manufacturer's serial number 23045.

17.      REMEDIES

         Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing, Lessor may, at its option, declare by written notice to Lessee this Agreement to be in default; and at any time thereafter, so long as any such Event of Default shall not have been remedied, Lessor may do one or more of the following with respect to all or any part of the Aircraft and any or all of the Engines as Lessor in its sole discretion shall elect, to the extent permitted by and subject to compliance with any mandatory requirements of, applicable law then in effect.

         A. Upon the written demand of Lessor and at Lessee's expense, cause Lessee to return promptly, and Lessee shall return promptly, the Aircraft or any Engine as Lessor may so demand, to Lessor or its order, in the manner and condition required by, and otherwise in accordance with all the provisions of, Sections 2, 6, Exhibit C, Exhibit E and other provisions of this Agreement as if such Aircraft or Engine were being returned at the end of the Lease Term, or Lessor, at its option, may enter upon the premises where all or any part of the Aircraft or any Engine is located and take immediate possession of and remove the same by summary proceedings or otherwise (and, at Lessor's option, store the same at Lessee's premises until disposal thereof by Lessor), all without trespass or liability accruing to Lessor for or by reason of such entry or taking of possession or removing whether for the restoration of damage to property caused by such action or otherwise;

         B. Whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (a) above with respect to the Aircraft, Lessor by written notice to Lessee specifying a payment date not earlier than five (5) days from the date of such notice, may demand that the Lessee pay to Lessor, and Lessee shall pay Lessor, in addition to such other remedies, as liquidated damages for loss of a bargain and not as a penalty, an amount equal to any Base Rental, Variable Rental, Supplemental Rental and other charges unpaid as of the date of such notice, plus an amount equal to the entire remaining Base Rental for the duration of the unexpired period remaining of the initial stated term of the Agreement, plus any extension exercised discounted to present value at nine percent (9%) per annum, it being acknowledged and agreed that actual damages under such circumstances would be difficult or impossible to determine.

         C. Lessor may terminate this Agreement, and/or may exercise any other right or remedy which may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for breach hereof. In addition, Lessee shall be liable, for any and all amounts due hereunder, including all costs and expenses reasonably incurred by reason of the occurrence of any Event of Default and the exercise of Lessor's remedies with respect thereto, including but not limited to reasonable attorneys fees and costs and expenses incurred by Lessor in connection with the return of the Aircraft or any Engine in accordance with the terms hereof, or in placing such Aircraft or Engine in the condition and airworthiness required hereby.

18.      EXCUSABLE DELAY

         Lessor shall use reasonable efforts to deliver the Aircraft and to perform its obligations in a timely manner; provided, however, Lessor shall not be responsible nor deemed to be in default on account of delays in the performance of this Agreement or for delays or failure in delivering the Aircraft to Lessee due to causes beyond Lessor's control, including, but not limited to, failure of TAP to timely deliver the Aircraft to Lessor in the condition required under the TAP Lease, war, insurrections, strikes or labor disputes, inability or failure of suppliers to deliver parts or materials, riots, fires, floods, explosions, earthquakes, serious accidents, any act of government, acts of God or the public enemy, failure of transportation, cancellation of schedules, or labor troubles causing cessation, slowdown or interruption of work, actions or inactions of Lessee; provided, however, Lessee shall not be required to accept delivery of the Aircraft if the excusable delay extends beyond October 15, 1998, except if such excusable delay was caused by Lessee.

19.      DELAY IN RETURN OF AIRCRAFT

         In the event Lessee is unable or fails to return the Aircraft to Lessor upon the expiration of this Agreement, Lessor shall have the right to repossess the Aircraft wherever it may be. In addition, all obligations of Lessee under this Agreement shall continue until the Aircraft is redelivered or repossessed by Lessor and the Aircraft is put into the condition required hereunder. Base Rental and Variable Rental will accrue and be paid by Lessee from and after a failure to return the Aircraft at the time and in the condition required hereunder at 150% of the Base Rental and Variable Rental.

20.      APPLICABLE LAW AND JURISDICTION

         A. This Agreement is being delivered in the State of New York and shall be deemed to be a contract made under the laws of the State of New York, U.S.A., and for all purposes shall be construed in accordance with the laws of said State.

         B. The parties agree that any state or federal court located in the State of New York shall have jurisdiction to hear any suit, action or proceeding arising out of or in connection with this Lease. Each party hereby acknowledges and irrevocably consents and submits to the jurisdiction of any such court in any such suit, action or proceeding. Service of process may be made against a party either in person, wherever such party may be found, or by notice as permitted herein to the address of the party set forth in this Lease.

         C. Lessee covenants and agrees that any suit, action or proceeding arising out of or relating to this Lease or the matters dealt with herein shall only be instituted by it or its permitted successors or assigns, if at all, in a state or federal court located in New York.

21.      NOTICES

         Except as otherwise specified in this Agreement, notices required or permitted hereunder shall be deemed sufficient if delivered personally or sent by certified mail, return receipt requested, facsimile, telegram, or telex, or any other customary means of communication addressed as follows or to any other address which either party may designate in writing to the other party hereto:

Lessor:           Aircraft No. 1, L.L.C.
                  1100 North Wood Dale Road
                  Wood Dale, Illinois 60191
                  Attention: Manager
                  Telex No.: 630-227-2046
                  Fax No.: 630-227-2058

With a copy to:

                  Andrew Schreer, Senior Counsel
                  AAR Corp.
                  One AAR Place
                  1100 N. Wood Dale Road
                  Wood Dale, Illinois 60191
                  Facsimile 630-227-2058

                  Robert D. Crane, President
                  CRANE 737-200 L.L.C.
                  610 Anacapa Street
                  Santa Barbara, California 93101
                  Facsimile 805-966-6693

Lessee:

                  Aloha Airlines, Inc.
                  Senior Vice President Finance and Planning
                  P.O. Box 30028                        371 Aokea Street
                  Honolulu, Hawaii 96820                Honolulu, Hawaii 96819
                  Facsimile No.: 808-833-3100

Notices sent by certified mail shall be deemed effective four (4) days after mailing and notices sent by any other means shall be effective upon receipt, and in the case of facsimile confirmed.

22.      HEADINGS

         The paragraph headings herein have been inserted solely for convenience and in the event of any conflict between such headings and the provisions of that paragraph, the provisions of the paragraph shall supersede and control.

23.      CONFIDENTIALITY

         A. Lessee expressly covenants and agrees that it will keep confidential the terms of this Agreement and all information, material, documents and data furnished by Lessor hereunder other than as may be in any filings with the FAA, that no part of said items shall be voluntarily furnished or disclosed by Lessee to any other person, firm or corporation (except any U.S. governmental agency that may require submission thereof, as required by law, to comply with lender requirements, to satisfy existing and potential investor due diligence and requirements, and to Lessee's accountants and attorneys) without Lessor's prior written consent, that Lessee shall not reproduce the same except for essential copies for its own internal usage and that Lessee shall return all said items to Lessor promptly after return of the Aircraft.

         B. Lessor expressly covenants and agrees that it will keep confidential the terms of this Agreement and all information, material, documents and data furnished by Lessee hereunder other than as may be in any filings with the FAA, that no part of said items shall be voluntarily furnished or disclosed by Lessor to any other person, firm or corporation (except any U.S. governmental agency that may require submission thereof, as required by law, to comply with lender requirements, to satisfy existing and potential investor due diligence and requirements, and to Lessor's accountants and attorneys) without Lessee's prior written consent, that Lessor shall not reproduce the same except for essential copies for its own internal usage and that Lessor shall return all said items to Lessee promptly after return of the Aircraft.

24.      REPRESENTATIONS, WARRANTIES AND COVENANTS

         A. Lessee represents and warrants that:

            (i) Lessee is a corporation organized and existing under the Laws of Delaware and has the corporate power and authority to carry on its business as presently conducted and to perform its obligations under this Agreement and is the holder of all necessary licenses issued by all governmental authorities having jurisdiction to authorize or permit Lessee to engage in air transportation;

            (ii) This Agreement has been duly authorized by all necessary corporate action on the part of Lessee, and neither the execution and delivery hereof nor the consummation of the transactions contemplated hereby nor compliance by Lessee with any terms and provisions hereof will contravene any law applicable to Lessee or result in any breach of, or constitute any default under or result in the creation of any lien, charge or encumbrance upon any property of Lessee under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, by-law, or other agreement or instrument to which Lessee is a party or by which Lessee or its properties or assets may be bound or affected;

            (iii) The execution and delivery by Lessee of this Agreement, and any of the transactions by Lessee contemplated hereby, have received, and Lessee has complied with, every necessary consent, approval, order, or authorization of, or registration with, or the giving or prior notice to, any government authority having jurisdiction with respect to the execution and delivery of this Agreement or the validity and enforceability hereof or the satisfaction of all monetary and other obligations hereunder.

            (iv) This Agreement has been duly entered into and delivered by Lessee and constitutes the valid, legal and binding obligation of Lessee, enforceable in accordance with its terms.

            (v) It is not necessary under the laws of the United States and/or Hawaii in order to ensure the validity, effectiveness and enforceability of this Agreement or to protect the property rights of Lessor in the Aircraft that this Agreement or any other instrument relating thereto be filed, registered or recorded or that any other action be taken, except for recording in the FAA Aircraft Registry in Oklahoma City, and a notice filing with the Secretary of State of

Hawaii and that under the laws of the United States and Hawaii, the property rights of Lessor in the Aircraft will have priority in all respects over the claims of all creditors of Lessee;

            (vi) There are no suits or legal proceedings pending or threatened against Lessee which, if adversely determined, would have a material adverse effect upon its financial condition or business or its ability to perform its obligations hereunder, other than as heretofore disclosed in writing by Lessee to Lessor.

         B. Lessee hereby covenants with Lessor that from the Delivery Date and during the Term hereof it will:

            (i) duly pay and discharge all Taxes, assessments and governmental charges upon it or against its properties prior to the date on which penalties are attached thereto, unless and to the extent only that the same be contested in good faith and by appropriate proceedings by Lessee. In particular, Lessee shall pay all airport charges in respect of the Aircraft according as the same may be incurred;

            (ii) remain in and continue to operate substantially the same line of business as presently engaged in, preserve its corporate existence, conduct its business in an orderly efficient and customary manner, satisfy its debts and obligations as they fall due and keep and maintain all of its properties in good working order and condition;

            (iii) maintain insurance in respect of its liabilities and properties in accordance with good airline practice;

            (iv) comply with all laws and regulations for the time being in force in the State of Hawaii and in any country, to, from, in or over which the Aircraft is flown;

            (v) within sixty (60) days following the end of each quarter, furnish to Lessor an unaudited balance sheet of Lessee prepared by it as of the period ended, together with the related profit and loss statement for such period;

            (vi) within one hundred twenty (120) days after the close of each fiscal year of Lessee, furnish Lessor an audited balance sheet, and profit and loss statement of Lessee (and an unaudited balance sheet); and

            (vii) at its own expense from time to time do and perform such other and further acts and execute and deliver any and all other further instruments as may be required by Law or reasonably requested by Lessor to establish, maintain and protect the respective rights and remedies of Lessor and to carry out and give effect to the intents and purposes of this Agreement and the parties hereto provided, however, Lessee will be reimbursed for actual costs associated with any transfer of Lessor's interest in the Aircraft.

         C. To the extent permitted by law, Lessee hereby agrees, in accordance with Section 1110 of Title 11 of the United States Code, or any superseding statutes, as amended from time to time, that the title of Lessor to the Aircraft, and any right of Lessor to take possession of such Aircraft in compliance with the provisions of this Lease will not be affected by the provisions of Section 362 or 363 of such Title 11, or other analogous part of any superseding statutes, as amended from time to time.

         D. The Lessor represents and warrants to the Lessee that:

            (i) The Lessor is a limited liability company formed under the laws of Illinois and has the power to own its assets and carry on its business as it is now being conducted.

            (ii) The Lessor has the power to enter into and perform, and has taken all necessary action to authorize the entry into, performance and delivery of, this Agreement and the transactions contemplated by this Agreement.

            (iii) This Agreement constitutes the Lessor's legal, valid and binding obligation, enforceable against Lessor in accordance with its terms.

            (iv) The entry into and performance by the Lessor of, and the transactions contemplated by, this Agreement do not and will not:

                  (a) conflict with any laws binding on the Lessor;

                  (b) conflict with the constitutional documents of the Lessor;
or

                  (c) conflict with any document which is binding upon the Lessor or any of its assets.

            (v) So far as concerns the obligations of the Lessor, all authorizations, consents, registrations and notifications required under the laws of the State of Illinois, in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by, this Agreement by the Lessor have been (or will on or before Delivery have been) obtained or effected (as appropriate) and are (or will on their being obtained or effected be) in full force and effect.

            (vi) On the Delivery Date, the Lessor shall have the right to lease the Aircraft to the Lessee under this Agreement.

         E. The representations and warranties in Sections A and D above will survive the execution of this Agreement. The representations and warranties contained in Sections A and D above will be deemed to be repeated by the Lessee and Lessor on delivery and on each subsequent Rent Date as if made with reference to the facts and circumstances then existing.

25.      ASSIGNMENT AND COOPERATION WITH LESSOR'S LENDER

         A. Subject to Lessee's rights pursuant to the Lease, Lessor may grant security interests over the Aircraft and the benefit of this Lease to Lessor's lender as security for Lessor's obligations to Lessor's lender in connection with Lessor's financing of the Aircraft. Lessor shall also have the right, at its sole cost and expense, to assign or sell any interest of Lessor in the Aircraft or this Lease and/or the proceeds thereof, subject to the rights of Lessee hereunder.

         B. On request by Lessor or Lessor's lender, Lessee will sign and execute all such documents as Lessor or Lessor's lender may reasonably require to confirm Lessee's obligations under this Lease. Lessee undertakes to provide all other reasonable assistance and cooperation to Lessor and Lessor's lender in connection with the perfection and maintenance of such security interest, including (without limitation) the effecting of all necessary filings and registrations at Lessor's sole cost and expense.

         C. Wherever the term "Lessor" is used in this Lease in relation to any of the provisions relating to disclaimer, title and registration, operational interest, indemnity and insurance, the term "Lessor" will be deemed to include any Lessor's lender notified to Lessee by Lessor.

         D. Any such sale or transfer will not expand Lessee's obligations hereunder.

26.      ENTIRE AGREEMENT

         This Lease and the Exhibits and Appendices attached hereto, and made a part hereof, embody the entire agreement and understanding of the parties and, as of its effective date, terminate and supersede all prior or independent agreements and understandings between the parties covering the same subject matter. No amendment to this Lease shall be binding on either party unless confirmed in writing and signed by the duly authorized officers or representatives of both parties.

27.      MISCELLANEOUS

         A. This Lease may be executed in counterparts. Such counterpart documents, when taken together, will constitute one and the same instrument. A facsimile signature on any counterpart will be deemed an original for all purposes.

         B. Any reference to the payment of money will refer to U.S. Dollars.

         C. So long as no Event of Default has occurred and is continuing hereunder, Lessee shall have the peaceful and quiet enjoyment of the Aircraft free from all claims or interference of Lessor or anyone claiming by, through or under Lessor, except as otherwise provided herein.

         D. If any legal action or other proceeding is brought in connection with any provisions in this Lease, the prevailing party will be entitled to recover reasonable attorneys' fees and other costs incurred in such action or proceedings. The prevailing party will also, to the extent permissible by Law, be entitled to receive pre- and post-judgment Interest.

         E. The rights of the parties hereunder are cumulative, not exclusive, may be exercised as often as each party considers appropriate and are in addition to its rights under general Law. The rights of one party against the other party are not capable of being waived or amended except by an express waiver or amendment in writing. Any failure to exercise or any delay in exercising any of such rights will not operate as a waiver or amendment of that or any other such right; any defective or partial exercise of any such rights will not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on a party's part or on its behalf will in any way preclude such party from exercising any such right or constitute a suspension or any amendment of any such right.

         F. Each party agrees from time to time to do and perform such other and further acts and execute and deliver any and all such other instruments as may be required by Law or reasonably requested by the other party to establish, maintain or protect the rights and remedies of the requesting party or to carry out and effect the intent and purpose of this Lease.

         G. The Lease Agreement dated as of August 11, 1997 between Lessee and Fleet National Bank, a national banking association, not in its individual capacity, but solely as Trustee for the benefit of Aircraft No. 1, L.L.C. shall be null and void upon execution hereof by the parties.

28.      BROKERS/FINDERS

         Lessor and Lessee each represent to the other that there are and will be no third parties involved as brokers or finders with respect to this Lease and each party indemnifies the other from liability for fees, commissions or other intermediary's claims arising as a result of actions of the indemnifying party.

29.      SECURITY DEPOSIT; LETTER OF CREDIT

         A. Security Deposit

            (a) Prior to delivery of the Aircraft to Lessee, Lessee shall pay Lessor a security deposit of $500,000 (the "Security Deposit") as follows:
$250,000 upon execution hereof and $125,000 on April 1, 1998, and $125,000 upon delivery of the Aircraft to Lessee. The initial $250,000 security deposit can be accomplished by appropriately amending the Letter of Credit dated May 7, 1997 issued by First Hawaiian Bank with respect to the Aircraft. The Security Deposit shall constitute additional security for performance by Lessee of its obligations under this Agreement, and the following provisions shall apply:

                  (i) if an Event of Default occurs and for as long as it continues, the Lessor (or, if a mortgage shall be in effect, the Lessor's lender) may (but shall not be obligated to) apply all or any portion of the Security Deposit in or towards satisfaction of any sums due and payable to the Lessor under this Agreement or to compensate the Lessor or, if applicable, the Lessor's lender for any sums which it may, in its discretion, advance or expend as a result of any such Event of Default. Notwithstanding any such use or application by the Lessor or the Lessor's lender, the Lessee shall remain in default under this Agreement until the full amount owed by the Lessee, including interest accrued thereon pursuant to Exhibit H, Paragraph H, shall have been paid to the Lessor. If the Lessor or, if applicable, the Lessor's lender so uses or applies all or any portion of the Security Deposit, the Lessee shall immediately, on demand of the Lessor or Lessor's lender] replenish the Security Deposit in an amount equal to the amount so used or applied within five
(5) Business Days after Lessor's or Lessor's lender's demand therefor.

            (b) Provided Lessee is not then in default hereunder, the first $250,000 of the Security Deposit shall be reduced by $62,500 on each anniversary of the Delivery Date.

            (c) If Lessor fails to tender delivery of the Aircraft by October 15, 1998, other than by reason of default of Lessee or delay caused by Lessee, then Lessor will return the Security Deposit to Lessee.

                  (ii) Lessor or, if applicable, Lessor's lender may commingle the Security Deposit with its general funds, and any interest earned on the Security Deposit will be for Lessor's or Lender's account.

                  (iii) The Security Deposit shall be returned to the Lessee within five (5) Business Days of (1) redelivery of the Aircraft to the Lessor in the condition required by Section 2 and Exhibit C to this Agreement, (2) receipt by the Lessor of the Agreed Value following a Total Loss and all other amounts due under Section 11 C or at such later time as the Lessor is satisfied that the Lessee has irrevocably paid to the Lessor all amounts which are at the time outstanding under this Agreement; provided always that the Lessor shall not be obliged to return the Security Deposit if, at the relevant time, a Default shall have occurred and be continuing.

         B. Letter of Credit. The Lessee shall be entitled, instead of paying the Security Deposit in cash in accordance with sub-clause A above, to provide the Lessor with Letters of Credit in the amounts of the cash Security Deposit. In the event that the Lessee elects to provide the Letters of Credit, the following provisions shall apply:

            (i) Lessee shall cause the Letters of Credit to be renewed or replaced by the issuing bank not later than ten (10) Business Days before the expiration of such Letter of Credit, and shall cause the Letters of Credit to remain in effect, as renewed, until ninety (90) days after the scheduled Expiration Date.

            (ii) If an Event of Default occurs and for as long as it continues, the Lessor or, so long as a mortgage shall remain in effect, the Lessor's lender may (but shall not be obliged to) call on the Letter of Credit and use or apply the proceeds in or towards satisfaction of any sums due and payable to the Lessor under this Agreement or to compensate the Lessor or lender for any sums which it may, in its discretion, advance or expend as a result of any such Event of

Default. Notwithstanding any such use or application by the Lessor or the lender, the Lessee shall remain in default under this Agreement until the full amount owed by the Lessee, including interest accrued thereon pursuant to Exhibit H, Section H, shall have been paid to the Lessor and the Lessor's lender. If the Lessor or, if applicable, the Lessor's lender so uses or applies all or any portion of the amount available under the Letters of Credit, the Lessee shall immediately, on demand of the Lessor or the lender, procure the issue of a new Letter of Credit acceptable to the Lessor and the lender for an amount equal to the amount so used or applied, or shall pay to the Lessor an amount in cash equal to the amount so used or applied to be held pursuant to this Section 29.

            (iii) The Letters of Credit shall be returned to the Lessee within five (5) Business Days of

                  (a) redelivery of the Aircraft to the Lessor in the condition required by Section 2 and Exhibit C to this Agreement;

                  (b) receipt by the lessor of the Agreed Value following a Total Loss and all other amounts due under Section 11C; or

in either case, at such later time as the Lessor is satisfied that the Lessee has irrevocably paid to the Lessor all amounts which are at that time outstanding under this Agreement; provided always that the Lessor shall not be obliged to return the Letter of Credit if, at the relevant time, a Default shall have occurred and be continuing.

                  (c) Lessor's failure to deliver the Aircraft by October 15, 1998 other than by reason of default of Lessee or delay caused by Lessee.

30.      NO PURCHASE OPTION; NO HUSH KIT FINANCING

         Lessee shall have no option to purchase the Aircraft. Lessor shall have no obligations with respect to HUSH KITS (those parts that are required to be affixed to the Engines and Airframe in order that the Aircraft complies with all requirements of US FAR Part 36, Stage III and ICAO Annex 16, Chapter 3), including but not limited to financing thereof.

31.      AUTHORIZATION, LESSEE'S CONDITIONS PRECEDENT

         A. Upon execution hereof, Lessor will deliver to Lessee:

            (a) a copy of resolutions of the board of directors of the Lessor approving the terms of, and the transactions contemplated by, this Agreement, resolving that it enter into this Agreement, and authorizing a specified person or persons to execute this Agreement and deliver the Aircraft on its behalf,

            (b) a certificate of a duly authorized officer of the Lessor;

                  i. setting out a specimen of each signature referred to in Section (a) above;

and

                  ii. certifying that the copy of the resolutions referred to in Section (a) above is correct, complete and in full force and effect;

         B. The Lessee's obligation to accept the Aircraft on lease from the Lessor under this Agreement is subject to the satisfaction by the Lessor of the following conditions precedent:

         That the representations and warranties of the Lessor under Section 24 and elsewhere in the Lease Agreement are correct and would be correct if repeated on Delivery; and

            i.  The Aircraft is in the condition required pursuant to
Section 1C and Section 2A;

            ii. The Aircraft is U.S. registered;

            iii. The Aircraft is substantially in the same condition as when inspected by Lessee in May, 1997, normal wear and tear excepted;

            iv. The Aircraft shall have been delivered prior to October 15, 1998; subject to Article 18, and

            v. Lessor shall have executed the Lease Supplement in the form of

Exhibit I.

         C. The conditions specified in Section 31 are for the sole benefit of the Lessee and may be waived or deferred in whole or in part and with or without conditions by the Lessee. If any of those conditions are not satisfied on or before Delivery and the Lessee (in its absolute discretion) nonetheless agrees to lease the Aircraft from the Lessor, the Lessor will ensure that those conditions are fulfilled within one month after the Delivery Date.

32.      AUTHORIZATION, LESSOR'S CONDITIONS PRECEDENT

         A. Upon execution hereof, Lessee will deliver to Lessor:

            (a) a copy of resolutions of the board of directors of the Lessee approving the terms of, and the transactions contemplated by, this Agreement, resolving that it enter into this Agreement, and authorizing a specified person or persons to execute this Agreement and deliver the Aircraft on its behalf,

            (b) a certificate of a duly authorized officer of the Lessee;

                  i. setting out a specimen of each signature referred to in Section a above; and

                  ii. certifying that the copy of the resolutions referred to in Section a above is correct, complete and in full force and effect;

         B. The Lessor's obligation to deliver the Aircraft to the Lessee under this Agreement is subject to the satisfaction by the Lessee of the following conditions precedent:

         That the representations and warranties of the Lessee under Section 24 and elsewhere in the Lease Agreement are correct and would be correct if repeated on Delivery. Lessee shall have executed the Lease Supplement in the form of Exhibit I.

         D. The conditions specified in Section 32 are for the sole benefit of the Lessor and may be waived or deferred in whole or in part and with or without conditions by the Lessor. If any of those conditions are not satisfied on or before Delivery and the Lessor (in its absolute discretion) nonetheless agrees to lease the Aircraft to the Lessee, the Lessee will ensure that those conditions are fulfilled within one month after the Delivery Date.

         IN WITNESS WHEREOF, the parties hereto have executed this Aircraft Lease Agreement by their duly authorized officers the day and year first above written.

Aircraft No. 1, L.L.C.,                       Aloha Airlines, Inc.,
Lessor                                        Lessee

AAR Corp., Manager

By:       /s/ Timothy J. Romenesko            By:
      --------------------------------              --------------------------
Name:       TIMOTHY J. ROMENESKO              Name:
      --------------------------------              --------------------------
         Vice President
Title:   Chief Financial Officer              Title:
      --------------------------------              --------------------------


                                              By:
                                                    --------------------------
                                              Name:
                                                    --------------------------
                                              Title:
                                                    --------------------------

                  ii. certifying that the copy of the resolutions referred to in Section a above is correct, complete and in full force and effect;

         B. The Lessor's obligation to deliver the Aircraft to the Lessee under this Agreement is subject to the satisfaction by the Lessee of the following conditions precedent:

         That the representations and warranties of the Lessee under Section 24 and elsewhere in the Lease Agreement are correct and would be correct if repeated on Delivery. Lessee shall have executed the Lease Supplement in the form of Exhibit I.

         D. The conditions specified in Section 32 are for the sole benefit of the Lessor and may be waived or deferred in whole or in part and with or without conditions by the Lessor. If any of those conditions are not satisfied on or before Delivery and the Lessor (in its absolute discretion) nonetheless agrees to lease the Aircraft to the Lessee, the Lessee will ensure that those conditions are fulfilled within one month after the Delivery Date,

         IN WITNESS WHEREOF, the parties hereto have executed this Aircraft Lease Agreement by their duly authorized officers the day and year first above written.

Aircraft No. 1, L.L.C.,                      Aloha Airlines, Inc.,
Lessor                                       Lessee

AAR Corp., Manager

By:                                             By:   /s/ Brenda F. Cutwright
      --------------------------------              --------------------------
Name:                                         Name:     BRENDA F. CUTWRIGHT
      --------------------------------              --------------------------
                                                       Sr. Vice President
Title:                                       Title: Finance & Planning and CFO
      --------------------------------              --------------------------


                                              By:       /s/ James M. King
                                                    --------------------------
                                              Name:       JAMES M. KING
                                                    --------------------------
                                                          Vice President
                                              Title:  Planning & Development
                                                    --------------------------

                                    EXHIBIT A

                             DESCRIPTION OF AIRCRAFT

MANUFACTURER                  MODEL          SERIAL NO.        US REGISTRATION

Boeing                        737-282C       23051             N826AL

Total Time Since New:                                            376426 hrs
                                                               ---------------
Total Cycles Since New:                                             23626
                                                               ---------------
Time Since Last D Check:                                          16804 hrs
                                                               ---------------
Cycles Since Last D Check:                                            9
                                                               ---------------
Time Since Last C Check:                                           32.3 hrs
                                                               ---------------
Cycles Since Last C Check:                                            9
                                                               ---------------


                                     ENGINES

           Pratt & Whitney JT8D-9A                      SN 674248
           Pratt & Whitney JT8D-9A                      SN666147

       Lessor shall have the right to substitute another Engine for one of the listed Engines provided that such substitute engine meets the build specifications set forth in the letter
                from Brian Olds to Jim King dated June 27, 1997.

                     AIRCRAFT COMPONENTS ON THE AIRCRAFT ARE
                      LISTED ON THE ATTACHED EQUIPMENT LIST
                             DATED: OCTOBER 25, 1998
                                    ----------------


                          (To Be Furnished At Delivery)

                                    EXHIBIT B

                                     RECORDS

         All logs, manuals and data, and inspection, modification and overhaul records required to be maintained with respect to the Aircraft under applicable rules and regulations of the Federal Aviation Administration of the United States to the extent required for registration of the Aircraft in the United States, and the Republic of Portugal and the agencies and instrumentalities thereof, and if any such logs, manuals, data or records are not in English, English translations thereof

                                    EXHIBIT C

                              REDELIVERY CONDITIONS

1.   ENGINE CONDITION AT REDELIVERY

          Upon return of the Aircraft to Lessor under this Lease, each Engine (or replacement engine, as the case may be) shall have remaining as many hours or cycles on the Engine's most limiting disk (with no single Engine having fewer than 3,000 hours or cycles (whichever is more limiting)) until its next Scheduled Engine Shop Visit as when the Aircraft was delivered to Lessee. In the event an Engine upon such return (or replacement Engine) shall have less hours or cycles remaining on its most limiting disk than on delivery, Lessee shall pay lessor for the difference at the Adjusted L.L.P. rate at redelivery (i.e. the payment shall equal the Adjusted LLP rate at redelivery times the excess of the hours/cycles at Delivery over the hours/cycles at redelivery); provided, however, in the event one Engine (or replacement Engine) upon such return shall have more hours or cycles on its most limiting disk than on Delivery, such excess times the Adjusted LLP Rate at Redelivery shall be applied as a credit against amounts owed by Lessee pursuant to the preceding phrase; provided further, that the foregoing credit shall be applicable only if each Engine (or replacement engine) has at least 3,000 hours/cycles remaining as set forth in the first sentence above. The foregoing calculation shall be made as to the Engine condition at delivery prior to any build up of the Engine condition by Lessee. In addition, upon return of the Aircraft to Lessor, Lessee will pay Lessor with respect to each Engine, an amount equal to the Adjusted Engine Shop Rate at redelivery times the excess, if any, of the number of flight hours elapsed on each such Engine since its last Engine Shop Visit at Redelivery over the number of flight hours elapsed on such Engine since its last Engine Shop Visit at Delivery. In the event an Engine (or replacement Engine) upon such Redelivery shall have fewer flight hours elapsed since its last Engine Shop Visit than at Delivery, the excess amount multiplied by the Adjusted Engine Shop Rate at Redelivery shall be applied as a credit against the amount owed by Lessee for the other Engine, pursuant to the preceding phrase. The foregoing credit is applicable only if each Engine (or replacement engine) is returned with at least 3,000 hours/cycles remaining until its next Scheduled Engine Shop Visit. Lessor shall have no obligation for betterment of the Engines upon redelivery. The foregoing calculation shall be made with reference to the Engine condition at delivery prior to any build up of the Engine condition by Lessee.

          If Lessee is unable to return an Engine at the expiration or earlier termination of this Lease, because of damage, overhaul or repair, Lessee shall replace such Engine prior to such expiration or earlier termination by duly conveying or causing to be conveyed to Lessor as a replacement for such Engine, good and marketable title to another engine acceptable to Lessor, which Engine shall be free and clear of all liens and encumbrances, shall have a value and utility at least equal to and be in as good operating condition as the Engine replaced, assuming such Engine was in the condition required to be maintained hereunder. Lessee shall have no right to substitute an engine for an Engine upon return of the aircraft except for damage thereto. Provided, however, Lessee may substitute an engine for an Engine if the Engine at redelivery has twenty percent (20%) or more hours/cycles remaining until its next Scheduled Engine Shop Visit at redelivery than on delivery. The substitute engine will be free and clear of all liens and encumbrances, shall have a value and utility at least equal to and be in as good operating condition as the Engine replaced, assuming such Engine was in the condition required hereunder. All financial adjustments will be made with respect to the substitute engine.

2.   AIRCRAFT CONDITION AT REDELIVERY

          The number of hours remaining until the next scheduled TAP heavy "C" check (C-7) at delivery is the "Beginning Hours". The number of hours remaining until the next scheduled Aloha check that is the equivalent of the TAP heavy C check at redelivery is the "Ending Hours". At Redelivery, the Aircraft shall have been maintained in accordance with
          Section 6 of the Lease with the same care and consideration for the technical condition of the Aircraft as if it were to have been kept in continued regular service by Lessee. At redelivery, Lessee will pay Lessor an amount equal to the excess of the Beginning Hours over the Ending Hours times the Adjusted Airframe Rate. The foregoing calculation shall be made as to the Beginning Hours prior to any predelivery work performed by or at Lessee's expense and any Exhibit J maintenance performed. The foregoing calculation is premised on the Lessee continuing its current maintenance program with "Block" checks at current intervals. If Lessee changes its maintenance program such that the intervals for major maintenance ("D" checks) changes or is modified then Lessor and Lessee will negotiate appropriate changes to the foregoing financial adjustment and/or the return condition of the Aircraft, it being the intent of the parties that the Aircraft be redelivered to Lessor in the same status as when delivered to Lessee, or if not so redelivered, that the financial adjustment is intended to compensate Lessor so that it can place the Aircraft in such condition. Under no circumstances will the Lessor be obligated to the Lessee for betterment of Aircraft condition.

          - All cabin emergency equipment in serviceable condition (i.e. megaphones, fire extinguishers, portable oxygen cylinders, etc.)

          - All outstanding AD's and mandatory orders affecting such model of aircraft issued by manufacturer which require compliance during the term of the lease shall have been accomplished

          - All Time Controlled Parts will have at least the same hours/cycles, or calendar time (whichever is the more limiting factor) remaining to operate until the Time Controlled Parts' next scheduled overhaul in accordance with the Lessee's Maintenance Program and manufacturer's recommendations as at Delivery.

          - If the Lessor's inspection prior to return of the Aircraft uncovers a Time Controlled Part which has less hours, cycles or calendar time remaining (whichever is the more limiting factor) Lessee shall make payments in accordance with the terms of this Exhibit. The Lessee shall make a payment to the lessor by the amount in which the value assigned to each Time Controlled Part which has less hours/cycles/calendar time remaining at redelivery exceeds the value assigned to such Time Controlled Parts as at Delivery. The value assigned to each Time Controlled Part for the purposes of the payment referred to herein shall be the product obtained by multiplying (i) the Part Overhaul Price per hour, day or cycle (whichever is the more limiting factor) calculated as set forth in this Exhibit, times (ii) the difference between (a) the number of hours, calendar time or cycle (whichever is the more limiting factor) consumed since the last Overhaul at Redelivery and (b) the number of hours, calendar time or cycles (whichever is the more limiting factor) since the last overhaul at Delivery. The only Time Controlled Parts which shall be taken into consideration for the purposes of the calculation of the payment referred to herein are those Time Controlled Parts which have a manufacturer's new list price of USD $1000 or more. Time Controlled Part means any Part (other than an Engine, landing gear, APU or airframe) which has a useful life measured in accordance with the applicable Manufacturer's guidelines and recommendations, the FARs or the Lessee's Maintenance Program by hours, cycles or calendar time (whichever is the more limiting factor). The foregoing calculation shall be made with reference to the hours/cycles/calendar time status at delivery prior to any predelivery work performed by or at Lessee's expense and any Exhibit J maintenance performed.

          -    Calculation of Part Overhaul Price.

         (i) The Part Overhaul Price per hour, cycles or calendar time (whichever is the more limiting factor) will be the quotient obtained by dividing (x) the expected cost of the next Overhaul by (y) the full allotment of hours, cycles or calendar time (whichever is the more limiting factor) between Overhauls as approved by the Lessee's Maintenance Program.

         (ii) If the Lessee and the Lessor are unable to agree on the expected cost of the next Time Controlled Part Overhaul, such costs will be established by taking the average of the price quotes submitted by two (2) reputable FAA-approved overhaul facilities, one selected by the Lessor and the other by the Lessee.

         (iii) The foregoing calculation shall be made with reference to the hours/cycles/calendar time status at delivery prior to any predelivery work performed by or at Lessee's expense and Exhibit J maintenance performed.

3.       LANDING GEAR AND APU

         The landing gear and APU will be returned in the same status with respect to overhaul as at delivery, provided that the delivery shall refer to the hours/cycles/calendar time status at delivery prior to any predelivery work performed by or at Lessee's expense and any Exhibit J maintenance performed.

                                    EXHIBIT D

                                DELIVERY RECEIPT

         Receipt is hereby acknowledged on behalf of ________________________ of the delivery to it by ______________________ at __________ o'clock, this ___ day of _______, at the following described Aircraft together with the parts and equipment attached thereto and included therewith, in accordance with the terms of the Lease Agreement between Aircraft No. 1, L.L.C. and Aloha Airlines, Inc., dated _____________, 1998.

(a)      One (1) __________ Aircraft
                 FAA Registration No.                  _______________
                 Manufacturer's Serial No.             _______________
(b)      Fuel in Tanks
(c)      Additional Equipment listed on Exhibits ____, _____ and _____ attached hereto [must be generated and attached]
(d)      Total Time Since New:
                Total Cycles Since New:                _______________
                Time Since Last D Check:               _______________
                Cycles Since Last D Check:             _______________
                Time Since Last C Check:               _______________
                Cycles Since Last C Check:             _______________
(e) Engine Status:
ENGINE No. 1: Serial Number:_______________
Total Time Since New:                                  _______________
Total Cycles Since New:                                _______________
Time Since Last Overhaul:                              _______________
Cycles Since Last Overhaul:                            _______________
Time Since Last Shop Visit:                            _______________
Cycles Since Last Shop Visit:                          _______________
ENGINE No. 2: Serial Number:_______________            _______________
Total Time Since New:                                  _______________
Total Cycles Since New:                                _______________
Time Since Last Overhaul:                              _______________
Cycles Since Last Overhaul:                            _______________
Time Since Last Shop Visit:                            _______________
Cycles Since Last Shop Visit:                          _______________


By:___________________________________________________

Date:_________________________________________________


                                    EXHIBIT E

                               REDELIVERY RECORDS

         Upon redelivery, Lessee will deliver to Lessor all of the records, manuals, logs, etc., delivered to Lessor at the commencement of the Lease plus all records, manuals, logs, etc., generated by Lessee during the term of the Lease.

                                    EXHIBIT F

                   [Form of Letter of Credit to be furnished]

                                    EXHIBIT G

                          LIST OF PERMITTED SUBLESSEES

                                   Aer Lingus
                              Aerolineas Argentinas
                                   Aeropostale
                                   Air Canada
                                   Air France
                                    Air-Inter
                                    Air Malta
                                 Air New Zealand
                                   Air Nippon
                                  Air Portugal
                                    Alitalia
                               All Nippon Airways
                                     Ansett
                                Austrian Airlines
                                    Aviateca
                                   Bahamas Air
                                    Braathens
                                 British Airways
                             British Midland Airways
                         Canadian Airlines International
                                 Cathay Pacific
                                 China Airlines
                                     Condor
                                   COPA Panama
                                     Iberia
                                 Japan Airlines
                                Japan Air System
                               Japan Asia Airways
                              Japan Transocean Air
                                   Korean Air
                                    Lan Chile
                                    Lufthansa
                            Malaysian Airlines System
                                Martinair Holland
                              Northwest Territorial
                                     Qantas
                              Royal Dutch Airlines
                                    Ryan Air
                                     Sabena
                          Scandinavian Airlines System
                               Singapore Airlines

                              South African Airways
                                    SwissAir
                               TACA International
                           Thai Airways International
                                 Alaska Airlines
                              Continental Airlines
                                 Delta Airlines
                               Southwest Airlines
                                United Air Lines
                                      USAir

                                    EXHIBIT H

                                 FINANCIAL TERMS

      [This Exhibit has been omitted as confidential information and filed separately with the Commission]

                                    EXHIBIT I

                             LEASE SUPPLEMENT NO. 1

     LEASE SUPPLEMENT NO. _______, dated _______________, 19__, between
Aircraft No. 1, L.L.C., a limited liability company incorporated under the laws of Illinois ("Lessor"), and Aloha Airlines, Inc., a Delaware corporation ("Lessee").

     Lessor and Lessee have previously entered into that certain Aircraft Lease Agreement dated as of August 11, 1997, (herein called the "Lease" and the defined terms therein being hereinafter used with the same meaning). The Lease provides for the execution and delivery from time to time of a Lease Supplement substantially in the form hereof for the purpose of leasing the aircraft described below under the Lease as and when delivered by Lessor to lessee in accordance with the terms thereof

     The Lease relates to the Aircraft, Parts and Engines as more precisely described below. A counterpart of the Lease is attached hereto and this Lease Supplement and the Lease shall form one document.

     In consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

     1. Lessor hereby delivers and leases to Lessee under the Lease and Lessee hereby accepts and leases from Lessor under the Lease, that certain used Boeing 737-282C Advanced commercial jet Aircraft, Airframe and the two
(2) Pratt & Whitney Engines (each of which Engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower) described in
Schedule 1 herewith ("Aircraft").

     2. The Delivery Date of the Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

     3. The term for the Aircraft shall commence on the Delivery Date and shall end on the Expiration Date, which shall be ___________________, subject to extension as contemplated by Section 1D of the Lease.

     4. The amount of Rent for the Aircraft is set forth in the Lease, and is payable as provided in the Lease. The Last Basic Rent Payment Date shall be subject to revision as contemplated by Section 1D and Exhibit H of the Lease. The Supplemental Rental is set forth on Schedule 2 hereto.

     5. Lessee hereby confirms to Lessor that (i) the Aircraft and each Engine installed thereon or belonging thereto have been duly marked in accordance with the terms of Section 14 of the Lease, (ii) Lessee has accepted the Aircraft for all purposes hereof and of the Lease, and

(iii) except as otherwise expressly agreed in writing by Lessor and Lessee, Lessee has inspected the Aircraft and the Aircraft satisfies the conditions set forth in the Lease.

     6. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

     7. This Lease Supplement may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Lease Supplement.

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement No. __ to Aircraft Lease Agreement to be duly executed as of the day and year first above written.

Aircraft No. 1, L.L.C., Lessor

AAR Corp., Manager

By:____________________________________
Name: _________________________________
Title: ________________________________

Aloha Airlines, Inc., Lessee

By:____________________________________
Name: _________________________________
Title: ________________________________

By:____________________________________
Name: _________________________________
Title: ________________________________

                                   SCHEDULE 1

                                       TO

                             LEASE SUPPLEMENT NO. 1

                                    One Used
                            Boeing 737-282C Advanced
                                    Airframe

FAA Registration No.    Manufacturer's Serial No.   Total Time*   Total Cycles*
--------------------    -------------------------   -----------   -------------
N826AL                  23051

                               Installed Pratt & Whitney
                                        Engines

Model No.               Serial No.                  Total Time*   Total Cycles*
--------------------    ----------                  -----------   -------------
JT8D-9A                 674248
JT8D-9A                 666147

Each of the above-described Aircraft Engines has 750 or more rated takeoff horsepower or its equivalent.

*The total time and total cycles referred to above are as of _________ time, _____________, 1998. Such times and cycles are the actual hours and cycles at the time of this Lease Supplement.

                                    EXHIBIT J

                             ADDITIONAL BILL OF WORK

       [One page of confidential information has been omitted and filed separately with the Commission]

                             LEASE SUPPLEMENT NO. 1

     LEASE SUPPLEMENT NO. 1, dated October 25, 1998, between aircraft No. 1, L.L.C., a limited liability company incorporated under the laws of Illinois ("Lessor"), and Aloha Airlines, Inc., a Delaware corporation ("Lessee").

     Lessor and Lessee have previously entered into that certain Aircraft Lease Agreement dated as of August 11, 1997, (herein called the "Lease" and the defined terms therein being hereinafter used with the same meaning). The Lease provides for the execution and delivery from time to time of a Lease Supplement substantially in the form hereof for the purpose of leasing the aircraft described below under the Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof.

     The Lease relates to the Aircraft, Parts and Engines as more precisely described below. A counterpart of the Lease is attached hereto and this Lease Supplement and the Lease shall form one document.

     In consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

     1. Lessor hereby delivers and leases to Lessee under the Lease and Lessee hereby accepts and leases from Lessor under the Lease, that certain used Boeing 737-282C Advanced commercial jet Aircraft, Airframe and the two
(2) Pratt & Whitney Engines (each of which Engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower) described in
Schedule 1 herewith ("Aircraft").

     2. The Delivery Date of the Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

     3. The term for the Aircraft shall commence on the Delivery Date and shall end on the Expiration Date, which shall be October 31, 2006, subject to extension as contemplated by Section 1 D of the Lease.

     4. The amount of Rent for the Aircraft is set forth in the Lease, and is payable as provided in the Lease. The Last Basic Rent Payment Date shall be subject to revision as contemplated by Section 1 D and Exhibit H of the Lease. The Supplemental Rental is set forth on Schedule 2 hereto.

     5. Lessee hereby confirms to Lessor that (i) the Aircraft and each Engine installed thereon or belonging thereto have been duly marked in accordance with the terms of Section 14 of the Lease, (ii) Lessee has accepted the Aircraft for all purposes hereof and of the Lease, and

(iii) except as otherwise expressly agreed in writing by Lessor and Lessee, Lessee has inspected the Aircraft and the Aircraft satisfies the conditions set forth in the Lease.

     6. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

     7. This Lease Supplement may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Lease Supplement.

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement No. 1 to Aircraft Lease Agreement to be duly executed as of the day and year first above written.

Aircraft No. 1, L.L.C., Lessor

AAR Corp., Manager


By: /s/ Timothy J. Romenesko
    ------------------------------
Name:  TIMOTHY J. ROMENESKO
Title: Vice President
       Chief Financial Officer


Aloha Airlines, Inc., Lessee


By:_______________________________
Name:_____________________________
Title:____________________________


By:_______________________________
Name:_____________________________
Title:____________________________

(iii) except as otherwise expressly agreed in writing by Lessor and Lessee, Lessee has inspected the Aircraft and the Aircraft satisfies the conditions set forth in the Lease.

     6. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

     7. This Lease Supplement may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Lease Supplement.

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement No. __ to Aircraft Lease Agreement to be duly executed as of the day and year first above written.

Aircraft No. 1, L.L.C., Lessor

AAR Corp., Manager

By:_______________________________
Name:_____________________________
Title:____________________________


Aloha Airlines, Inc., Lessee


By: /s/ Brenda F. Cutwright
    ------------------------------
Name:  BRENDA F. CUTWRIGHT
Title: VICE PRESIDENT FINANCE &
       PLANNING AND CFO


By: /s/ James M. King
    ------------------------------
Name:  JAMES M. KING
Title: VICE PRESIDENT PLANNING &
       DEVELOPMENT

                                   SCHEDULE 1

                                       TO

                             LEASE SUPPLEMENT NO. 1

                                    One Used
                            Boeing 737-282C Advanced
                                    Airframe

FAA Registration No.    Manufacturer's Serial No.   Total Time*   Total Cycles*
--------------------    -------------------------   -----------   -------------
N826AL                  23051                       37642.6       23620

                            Installed Pratt & Whitney
                                     Engines

Model No.               Serial No.                  Total Time*   Total Cycles*
--------------------    ----------                  -----------   -------------
JT8D-9A                 674248                      66770         56469
JT8D-9A                 666147                      43421         29865

Each of the above-described Aircraft Engines has 750 or more rated takeoff horsepower or its equivalent.

* The total time and total cycles referred to above are as of 12:00 p.m. C.D.T. time, October 20, 1998. Such times and cycles are the actual hours and cycles at the time of this Lease Supplement.

                                   SCHEDULE 2

                                       TO

                             LEASE SUPPLEMENT NO. 1

     [This confidential information is omitted and filed separately with the Commission]

              NON-DISTURBANCE, ATTORNMENT AND RECOGNITION AGREEMENT
                                (Aircraft 23051)

         AGREEMENT dated as of July ___, 1998, among BARNETT BANK, N.A., a national banking association having its principal office at 701 Brickell Avenue, Miami, Florida 33131 (hereinafter the "Lender"), AIRCRAFT NO. 1, L.L.C., an Illinois limited liability company, having an office at 1100 North Wood Dale Road, Wood Dale, Illinois 60191 (the "Borrower"), and ALOHA AIRLINES, INC., having an address at 371 Aokea Street, Honolulu, Hawaii 96819 (hereinafter the "Lessee").

RECITALS:

         A. The Borrower holds legal and record title to a certain Boeing 737-282C aircraft bearing manufacturer's serial number 23051 and FAA Registration Number N826AL (the "Airframe") and its two Pratt & Whitney JT8D-17A jet engines bearing manufacturer's serial numbers P709446D and P709447B (collectively, the "Engines"; the Airframe and the Engines, together with all avionics, appliances, radio and radar devices, accessories, and equipment installed on the Airframe, being hereinafter referred to as the "Aircraft").

         B. Lessee is the lessee of the Aircraft pursuant to an Aircraft Lease Agreement dated as of August 11, 1997 as supplemented and amended from time to time (hereinafter the "Lease") with the Borrower, as lessor.

         C. The Lender has advanced to the Borrower a term loan (the "Loan") pursuant to a Term Loan Agreement dated as of May 30, 1997 between the Borrower and the Lender (the "Loan Agreement").

         D. As security for Borrower's obligation to repay the Loan, Borrower has granted to the Lender a (i) first priority lien and security interest (hereinafter the "Aircraft Lien") in the Aircraft (including a separate lien and security interest in each Engine) pursuant to an Aircraft Security Agreement of even date herewith between the Lender and the Borrower (the "Aircraft Security Agreement"), and (ii) an assignment of all of Borrower's rights and interest in, to and under the Lease and all rents, proceeds and other payments due thereunder.

         E. The Lender, as a condition of making the Term Loan, has required that the Lessee enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter contained, the parties hereto hereby agree as follows:

         1. Lender agrees that during the term of the Lease and any extended term thereof, so long as no Event of Default (as defined in the Lease) as to the Lessee has occurred or is continuing and the Lessee is not in default hereunder: (i) Lessee's possession of and right to use the Aircraft shall not be disturbed, (ii) Lessee's rights and privileges under the Lease shall not be diminished or interfered with by the Lender upon any proceeding to foreclose the Aircraft Lien, and (iii) Lender will not join Lessee as a party defendant in any proceeding to foreclose the Aircraft Lien for the purpose of terminating the Lease or for any other purpose; PROVIDED, HOWEVER, that Lender shall be entitled to join Lessee as a nominal party thereto if required under applicable law in order to effect such foreclosure of the Aircraft Lien and will reimburse Lessee for all reasonable legal fees incurred by Lessee by reason of being so joined.

         2. Lessee acknowledges the assignment of the Lease from the Borrower to the Lender as security for the Loan. Lessee agrees that upon its receipt of notice from the Lender that an Event of Default (as defined in the Loan Agreement) has occurred and is continuing, and regardless of any contrary notice, demand or instruction from the Borrower or anyone on Borrower's behalf, Lessee will cease making payments of rent and other payments under the Lease to the Borrower and will thereafter make all payments of rent and other payments under the Lease directly to the Lender, until such time, if ever, that Lender notifies Lessee to resume making such payments to the Borrower. By its signature at the end of this Agreement, the Borrower consents to the foregoing provision and agrees that Lessee's payment in accordance therewith shall constitute compliance with the rent and other payment provisions of the Lease.

         3. In the event that, by reason of the foreclosure of the Aircraft Lien for any reason, Lender succeeds to the interest of the lessor under the Lease, then upon receipt of notice from Lender that it has succeeded to the rights of the lessor under the Lease and Lender's written agreement to comply with all of the Lessor's obligations under the Lease which arise after the date of such succession, Lessee hereby agrees to recognize Lender as Lessee's lessor under the Lease and to execute a written agreement of attornment if so requested; PROVIDED, HOWEVER, that nothing herein shall deprive Lessee from any right of offset against payment of rent under the Lease which Lessee may have pursuant to the terms of the Lease whether such right arises prior to or after Lender's succession as lessor under the Lease and further provided that nothing herein shall expand Lessee's obligations under the Lease beyond such obligations had Borrower remained the lessor pursuant to the Lease.

         4. Lender agrees that if the Aircraft or any part of the Aircraft is damaged or destroyed by fire or other casualty or by the exercise of any right of eminent domain, the proceeds of any insurance or partial condemnation awards thereon which are paid to the Lender pursuant to the Lease shall be promptly made available for the purpose of repair or restoration as provided in the Lease.

         5. The term "Lender" shall be deemed to mean the holder of the Aircraft Lien from time to time or as the same may be renewed, amended, modified or extended.

         6. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, no assignment of its rights hereunder shall be effective as to Lessee unless Lender delivers to Lessee an agreement executed by Lender's assignee agreeing to be bound by all of the provisions of this Agreement applicable to Lender.

         7. Lessee certifies that there are no defaults on the part of the lessor under the Lease which are known to Lessee, that the Lease, together with that certain letter agreement dated August 22, 1997 between Borrower and Lessee, are a complete statement of the agreement of the parties thereto with respect to the leasing of the Aircraft, that the Lease is in full force and effect and that all conditions to the effectiveness or continuing effectiveness thereof required to be satisfied at the date hereof have been satisfied.

         8. Lessee and Borrower agree that Lender shall not be required to make any investigation as to the existence or nonexistence of a default by Lessee or Borrower under the Lease and shall not be obligated to notify Lessee or Borrower of the existence thereof.

         9. All notices, consents and other communications permitted or required by this Agreement to be given by a party hereto shall be in writing and, to be effective hereunder, shall be hand delivered or sent by certified or registered first class mail, return receipt requested, and addressed to the party to whom directed at such party's address first above written or to such other address as such party shall specify in a written notice to the other parties hereto.

         10. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York in effect from time to time. This Agreement may be executed in counterparts and each such counterpart taken together shall constitute one and the same document.

         IN WITNESS WHEREOF, the parties hereto have executed this agreement on the day and year first above written.

                                  LENDER:

                                  BARNETT BANK, N.A.,
                                  a national banking association

                                  By:_________________________________________
                                        Brian Mormile, Vice President

                                  BORROWER:

                                  Aircraft No. 1, L.L.C., an Illinois
                                  limited liability company

                                  By:    AAR Corp., a Delaware
                                         corporation, as manager

                                  By:_________________________________________
                                      Timothy Romenesko, Vice President

                                  LESSEE:

                                  ALOHA AIRLINES, INC.


                                  By:        /s/ Brenda F. Cutwright
                                        --------------------------------------
                                  Name:         BRENDA F. CUTWRIGHT
                                        --------------------------------------
                                             Sr. Vice President Finance &
                                  Title:            Planning and CFO
                                        --------------------------------------

                                  and

                                  By:           /s/ James M. King
                                     -----------------------------------------
                                  Name:          JAMES M. KING
                                        --------------------------------------
                                  Title: Vice President Planning & Development
                                        --------------------------------------

STATE OF HAWAII        )
                       )  SS:
COUNTY OF HONOLULU     )

         The foregoing instrument was acknowledged before me this 5th day of OCTOBER, 1998 by BRENDA F. CUTWRIGHT, as SR. VICE PRESIDENT FINANCE & PLANNING AND CFO of ALOHA AIRLINES, INC. She is personally known to me or has produced a driver's license as identification.

                                             /s/ Frances Y. Yamaguchi
                                     -----------------------------------------
                                     Print or Stamp Name: FRANCES Y. YAMAGUCHI
                                                          --------------------
                                     Notary Public, State of Hawaii
                                                             -----------------
                                     Commission No.:          87-572
                                                    --------------------------
                                     My Commission Expires: October 20, 1999
                                                            ------------------


STATE OF HAWAII        )
                       )  SS:
COUNTY OF HONOLULU     )

         The foregoing instrument was acknowledged before me this 5th day of OCTOBER, 1998 by JAMES M. KING, as VICE PRESIDENT PLANNING & DEVELOPMENT of ALOHA AIRLINES, INC. He is personally known to me or has produced a driver's license as identification.


                                             /s/ Frances Y. Yamaguchi
                                     -----------------------------------------
                                     Print or Stamp Name: FRANCES Y. YAMAGUCHI
                                                          --------------------
                                     Notary Public, State of Hawaii
                                                             -----------------
                                     Commission No.:          87-572
                                                    --------------------------
                                     My Commission Expires: October 20, 1999
                                                            ------------------

STATE OF HAWAII        )
                       )  SS:
COUNTY OF HONOLULU     )

         The foregoing instrument was acknowledged before me this ___ day of July, 1998 by ________________________, as _____________________ of Aloha
Airlines, Inc. He/She is personally known to me or has produced a driver's license as identification.

                                     _________________________________________
                                     Print or Stamp Name: ____________________
                                     Notary Public, State of _________________
                                     Commission No.:
                                     My Commission Expires:

STATE OF HAWAII        )
                       )  SS:
COUNTY OF HONOLULU     )

         The foregoing instrument was acknowledged before me this ___ day of July, 1998 by ________________________ , as ___________________ of Aloha
Airlines, Inc. He/She is personally known to me or has produced a driver's license as identification.

                                     _________________________________________
                                     Print or Stamp Name: ____________________
                                     Notary Public, State of _________________
                                     Commission No.:
                                     My Commission Expires:

STATE OF FLORIDA       )
                       )  SS:
COUNTY OF DADE         )

         The foregoing instrument was acknowledged before me this ___ day of July, 1998 by Brian Mormile, as Vice President of Barnett Bank, N.A., a national banking association, on behalf of the association. He is personally known to me or has produced a driver's license as identification.

                                     _________________________________________
                                     Print or Stamp Name: ____________________
                                     Notary Public, State of _________________
                                     Commission No.:
                                     My Commission Expires:

STATE OF ILLINOIS      )
                       )  SS:
COUNTY OF ________     )

         The foregoing instrument was acknowledged before me this ___ day of July, 1998 by Timothy Romenesko, as Vice President of AAR Corp., a Delaware corporation, the manger of Aircraft No. 1, L.L.C., an Illinois limited liability company, on behalf of the corporation and the limited liability company. He is personally known to me or has produced a driver's license as identification.

                                     _________________________________________
                                     Print or Stamp Name: ____________________
                                     Notary Public, State of _________________
                                     Commission No.:
                                     My Commission Expires:

                  [ACKNOWLEDGMENTS CONTINUE ON FOLLOWING PAGE]

FAA AIRCRAFT REGISTRY
CAMERA NO. 2N  DATE: 11-30-99

                                                                        VV015833

                               0 0 0 0 0 0 0 0 3 9 9
                                                                            16-9


                            ASSIGNMENT OF AIRCRAFT LEASE
                                  (Aircraft 23051)


     INSTRUMENT OF ASSIGNMENT ("Assignment") dated as of August 31, 1999, between BCI Aircraft Leasing 1999, L.L.C., an Illinois limited liability company ("Assignor"), and Aircraft No. 1, L.L.C., an Illinois limited liability company ("Assignee").

RECITALS:

     A. The Assignor holds legal and record title to a Boeing 737-282C aircraft bearing manufacturer's serial number 23051 and FAA Registration Number N826AL (the "Airframe") and its two Pratt & Whitney JT8D-9A jet engines bearing manufacturer's serial numbers 647248 and 666147 (collectively, the "Engines"; the Airframe and the Engines, together with all avionics, appliances, radio and radar devices, accessories, and equipment installed on the Airframe, being referred to herein as the "Aircraft").

     B. The Assignor has leased the Aircraft to Aloha Airlines, Inc. ("Lessee"), pursuant to an Aircraft Lease Agreement dated as of August 11, 1997 (the "Lease") as supplemented by Lease Supplement No. 1, dated October 25, 1998, and as collaterally assigned by the Assignment of Aircraft Lease, dated as of October 1, 1998 between Assignor and Barnett Bank, N.A. now Bank of America, N.A., formerly NationsBank, N.A. (recorded by the Federal Aviation Administration on December 7, 1998, as Conveyance No. EE017932).

     C. The Assignee has agreed to advance to the Assignor $1,618,273 ($U.S.) as a term loan (the "Loan") pursuant to a Term Note dated as of August 31, 1999, between the Assignor and the Assignee (such Term Note as the same may be amended or modified from time to time being hereinafter referred to as the "Term Note").

     D. The Borrower is indebted to NationsBank, N.A. (the "Senior Bank Lender") in connection with financing of the Aircraft (the "Senior Debt").

     E. Any lien granted herein to Lender is junior and subordinated to the liens granted to the Senior Bank Lender securing the Senior Debt.

     F. As a condition of its making the Term Loan and in consideration thereof and as security for the repayment thereof, the Assignee has required, among other things, that the Assignor enter into this Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the parties hereto hereby agree as follows:

FAA AIRCRAFT REGISTRY
CAMERA NO. 2N  DATE: 11-30-99

                                                                            16-8



                                        FILED WITH FAA
                                     --------------------

                                      99 OCT 14 AM 7 45

                                        OKLAHOMA CITY
                                          OKLAHOMA

FAA AIRCRAFT REGISTRY
CAMERA NO. 2N  DATE: 11-30-99

                               0 0 0 0 0 0 0 0 4 0 0                        16-7

     1. Capitalized terms used but not defined in this Assignment shall have the respective meanings set forth in the Term Note. In the event of a conflict between the terms of this Assignment and the Term Note, the terms of the Term Note or this Assignment which provide the Assignee with the greatest rights and remedies shall be controlling.

     2. In order to secure the due and punctual performance by Assignor of each and every obligation of Assignor under, and compliance by Assignor with each and every provision of, the Term Note and the other Loan Documents, Assignor hereby irrevocably assigns, transfers and sets over to Assignee, all of Assignor's estate, right, title, interest, claim and demand in, to and under the Lease and all payments due or to become due thereunder and damages and other moneys from time to time payable to or receivable by Assignor thereunder (said sums being herein called the "Moneys").

     3. Notwithstanding the provisions of Section 2 hereof, unless and until an Event of Default shall have occurred, and thereafter provided that Assignor has remedied all Events of Default, Assignor shall be entitled to exercise all of the Assignor's rights under the Lease, except (a) the right, if any, to assign or grant a security interest in any such right, including the right to receive Moneys, to any Person other than Assignee, (b) to the extent that such exercise would violate any provision of the Lease, and (c) as otherwise provided herein. Upon the occurrence of an Event of Default and for as long as the same shall be continuing, all rights and interest of the Assignor in, to and under the Lease and the proceeds thereof, including, without limitation, all rights to receive Moneys thereunder, shall be exercisable solely by and shall inure solely and exclusively to the benefit of Assignee. Accordingly, upon such occurrence of an Event of Default for as long as the same shall be continuing in addition to any right or remedy Assignee may have under the Term Note, the Aircraft Security Agreement and the other Loan Documents, Assignee shall have the all rights, but shall not be obligated, to enforce the Lease as if Assignee were a party thereto.

     4. Any Moneys which would have been required to be paid to Assignor by Lessee but for the existence of an Event of Default and which have been paid to Assignee shall be held by Assignee and may be applied by Assignee to cure any Event of Default or applied in reduction of the obligations under the Term Note. Any Moneys remaining in the possession of Assignee after the payment in full of all obligations under the Term Note shall be promptly paid over to Assignor without interest.

     5. The obligations of Assignee owing to Lessee under the Lease shall continue to be obligations of Assignor, and Assignee shall have no obligations or liability under the Lease by

FAA AIRCRAFT REGISTRY
CAMERA NO. 2N  DATE: 11-30-99

                               0 0 0 0 0 0 0 0 4 0 1
                                                                            16-5

reason of, or arising out of, this Assignment, and shall not be obligated to make any inquiry as to the sufficiency of any payment received by it or to present or file any claim or to take any action to collect or enforce any claim for any payment assigned hereunder. Notwithstanding the foregoing sentence, in the event that an Event of Default (as defined in the Lease) shall have occurred, Assignee, in its sole discretion, shall have the right, but not the obligation, to undertake to assume and perform the obligations of Assignor under the Lease and to have the Lessee deem and treat Assignee as possessing all the rights granted Assignor under the Lease for all purposes thereunder. Any performance by Assignee shall not constitute a waiver or release of any obligation or any Event of Default (under the Term Note) which may arise out of Assignor's non-performance of its obligations under the Lease nor an election or waiver by Assignee of any remedy or right available to Assignee under the Term Note or the other Loan Documents.

     6. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     7. All notices, consents and other communications permitted or required by this Assignment to be given or sent shall be in writing and, to be effective hereunder, shall be hand delivered or sent by certified or registered first class mail, return receipt requested, and addressed to the party to whom directed at such party's address first above written or to such other address as such party shall specify in a written notice to the other party hereto.

     8. This Assignment shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois in effect from time to time.

FAA AIRCRAFT REGISTRY
CAMERA NO. 2N  DATE: 11-30-99

                               0 0 0 0 0 0 0 0 4 0 2
                                                                            16-3

     IN WITNESS WHEREOF, the parties hereto have executed this agreement on the day and year first above written.

                                      AIRCRAFT NO. 1, L.L.C., an Illinois
                                      limited liability company

                                      By: AAR Corp., a Delaware corporation,
                                          as manager

                                             /s/ Philip C. Slapke          By:
                                      -------------------------------------
                                            Philip C. Slapke
                                            Executive Vice President


                                      BCI AIRCRAFT LEASING 1999, L.L.C., an
                                      Illinois limited liability company

                                             /s/ Brian N. Hollnagel         By:
                                      -------------------------------------
                                            BRIAN N. HOLLNAGEL
                                            MANAGER


                        (Acknowledgments appear on following page)

FAA AIRCRAFT REGISTRY
CAMERA NO. 2N  DATE: 11-30-99

                               0 0 0 0 0 0 0 0 4 0 3
                                                                            16-1

STATE OF ILLINOIS     )
                      )SS:
COUNTY OF DuPage      )

     The foregoing instrument was acknowledged before me this 22nd day of September, 1999 by Philip C. Slapke as Executive V.P. of AAR Corp., a Delaware corporation, as manager of Aircraft No. 1, L.L.C., an Illinois limited liability company, on behalf of the corporation and the limited liability company. He is personally known to me or has produced a driver's license as identification.

                      Print or Stamp Name:  /s/ Deborah J. Schwartz
                                            -------------------------
                      Notary Public, State of
                                             -------------------------
                      Commission No.:
                      My Commission Expires:


                                                   OFFICIAL SEAL
                                                DEBORAH J. SCHWARTZ
                                         NOTARY PUBLIC, STATE OF ILLINOIS
                                          MY COMMISSION EXPIRES: 09/06/00


STATE OF ILLINOIS     )
                      )SS:
COUNTY OF DuPage      )

     The foregoing instrument was acknowledged before me this 22nd day of September, 1999 by Brian N. Hollnagel as Manager of BCI Aircraft Leasing 1999, L.L.C., an Illinois limited liability company, on behalf of the corporation and the limited liability company. He is personally known to me or has produced a driver's license as identification.

                      Print or Stamp Name:  /s/ Deborah J. Schwartz
                                            -------------------------
                      Notary Public, State of
                                             -------------------------
                      Commission No.:
                      My Commission Expires:


                                                   OFFICIAL SEAL
                                                DEBORAH J. SCHWARTZ
                                         NOTARY PUBLIC, STATE OF ILLINOIS
                                          MY COMMISSION EXPIRES: 09/06/00

FAA AIRCRAFT REGISTRY
CAMERA NO. 3N  DATE: 5-10-2000

                    0 0 0 0 0 0 0 2 0 5 6             D D 0 1 8 7 8 7


                                                              EXECUTION VERSION
                                                     CONVEYANCE
                                                      PROVIDED


                ASSIGNMENT OF LEASE 826 AND LETTER OF CREDIT
                                             [ILLEGIBLE] 11 08

                                             FEDERAL AVIATION
                                               [ILLEGIBLE]

         This ASSIGNMENT OF LEASE 826 AND LETTER OF CREDIT dated as of March 31, 2000 (this "Agreement"), is between FIRST SECURITY BANK, NATIONAL ASSOCIATION ("FSB"), a national banking association, 79 South Main Street, Salt Lake City, Utah 84111, as owner trustee under the Trust Agreement, dated as of March 28, 2000, between BCI AIRCRAFT LEASING 1999, L.L.C. (the "Benefactor") and FSB ("Debtor"), and COAST BUSINESS CREDIT, a division of Southern Pacific Bank, a California corporation, 12121 Wilshire Boulevard, Suite 1400, Los Angeles, California 90025 (the "Secured Party").

                            W I T N E S S E T H:

         WHEREAS, Debtor is the Lessor (as transferee of Aircraft No. 1, L.L.C.) under that certain Aircraft Lease Agreement 826 dated as of August 11, 1997, between Aircraft No. 1, L.L.C. and Aloha Airlines Inc., a Delaware corporation (the "Lessee"), as supplemented by Lease Supplement No. 1 dated October 25, 1998, between Aircraft No. 1, L.L.C. and Lessee, recorded by the Federal Aviation Administration (the "FAA") on December 7, 1998, as Conveyance No. [ILLEGIBLE] as further described on Schedule 1 (together with all amendments, modifications, supplements, addenda and extensions thereto from time to time, the "Lease 826"), covering one Boeing model 737-282C airframe, manufacturer's serial number 23051, United States registration number N826AL, together with two (2) Pratt & Whitney model JT8D-9A aircraft engines, manufacturer's serial numbers 674348 and 666147 (the "Engines" and, collectively, the "Aircraft 826").

         WHEREAS, the Letter of Credit has been furnished by the Lessee as security for the performance of the obligations of the Lessee under the Lease 826, and has been amended to name the Secured Party as beneficiary;

         WHEREAS, in connection with financing from the Secured Party, Debtor has entered into (i) the Loan Agreement 826, dated as of March 31, 2000 (the "Loan Agreement") among the Debtor, as Borrower, the Beneficiary, as Beneficiary and Secured Party, as Lender, pursuant to which Secured Party has advanced some or all of the Loan 826 (as defined therein) to the Debtor,
(ii) the Aircraft Security Agreement 826 dated as of the date hereof between Debtor and Secured Party (the "Aircraft Security Agreement 826"), (iii) the Loan Agreement 824, dated as of March 31, 2000 (the "Loan Agreement") among the Debtor, as Borrower, the Beneficiary, as Beneficiary and Secured Party, as Lender, pursuant to which Secured Party has advanced some or all of the Loan 824 (as defined therein) to the Debtor and (ii) the Aircraft Security Agreement 824 dated as of the date hereof between Debtor and Secured Party (the "Aircraft Security Agreement 824"); and

FAA AIRCRAFT REGISTRY
CAMERA NO. 3N  DATE: 5-10-2000



























                               FILED WITH FAA
                         [ILLEGIBLE] REGISTRATION BR

                             '00 APR 3 PM 3:42

                                OKLAHOMA CITY
                                  OKLAHOMA

FAA AIRCRAFT REGISTRY
CAMERA NO. 3N  DATE: 5-10-2000

                    0 0 0 0 0 0 0 2 0 5 7

         WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings provided therefor in the Lease 826 or the Loan Agreement 826, PROVIDED FURTHER, that any definition of a document used herein shall refer to such document as it may now or later be amended or supplemented;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

         1. As security for the payment and performance of the Liabilities (whether as scheduled, upon acceleration or otherwise, including, without limitation, repayment of the Loans made or to be made by the Secured Party under the Loan Agreement 824 and Loan Agreement 826 as they may be outstanding from time to time, accrued interest thereon, the Prepayment Fee and all other interest, fees and expenses payable by the Debtor pursuant to the Loan Agreement 824 and Loan Agreement 826 and the other Operative Documents) and of all costs of collection and enforcement of the Liabilities, the Debtor hereby collaterally assigns, transfers, conveys and sets over to the Secured Party all of its right, title and interest in, to and under, the Lease 826 and the Letter of Credit and any replacements or renewals thereof furnished under the terms of Section 29 of the Lease 826 (but none of Debtor's obligations thereunder), including, without limitation, the right under the Lease 826 (i) to collect all Base Rental, Supplemental Rental, Variable Rental, and other income, proceeds (including, but not limited to insurance proceeds); awards, revenues and other sums payable by Lessee to Debtor pursuant to the Lease, and (ii) after the occurrence and during the continuance of a Lease Event of Default, to enforce all of Debtor's other rights and remedies under the Lease 826 and the Letter of Credit, but not limited to the right to apply any of the Lease 826 payments in accordance with the terms of the Lease 826.

         2. All notices, demands and other communications made by one party to the other party in connection with this Agreement shall be in writing and given to or made upon such party as provided in Section 11.01 of the Loan Agreement 826.

         3. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective successors and permitted assigns. This Agreement may not be assigned by the Debtor, in whole or in part, without the prior written consent of the Secured Party. The parties hereto acknowledge and agree that the Secured Party may assign its rights hereunder to a Transferee (as defined in the Loan Agreement 826) as provided in Section 11.08 of the Loan Agreement 826.

         4. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of such counterparts shall constitute one and the same Agreement.

         5. This Agreement has been delivered in the State of New York. Each party hereto agrees that, to the maximum extent permitted by the law of the State of New York, this Agreement, and the rights and duties of the parties hereunder, shall be governed by, and construed in accordance with, the laws of the State of New York (including sections 5-1401 and 5-1402 of the New York

FAA AIRCRAFT REGISTRY
CAMERA NO. 3N  DATE: 5-10-2000

                    0 0 0 0 0 0 0 2 0 5 8

General Obligations Law) in all respects, including in respect of all matters of construction, validity and performance but without giving effect to any provision thereof that may require application of the laws of another jurisdiction.

         6. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST DEBTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN NEW YORK SUPREME COURT, MANHATTAN COUNTY OR THE UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, DEBTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT (SUBJECT TO ANY RIGHT OF APPEAL BY A HIGHER COURT). Debtor hereby agrees that service of all process upon it may be made by registered or certified mail, return receipt requested, to the Debtor at its address for notices specified or determined in accordance with Section 11.01 of the Loan Agreement, such service being hereby acknowledged by the Debtor to be sufficient for personal jurisdiction in any action against the Debtor in connection with this Agreement and to be otherwise effective and binding service in every respect. Debtor hereby confirms that service of process to it should be sent to Superintendent of Banking of the State of New York, State of New York Banking Department, 2 Rector Street, 19th Floor, New York, New York 10006 or any successor agent for service of process located in New York, New York reasonably acceptable to Secured Party (the "Process Agent") and agrees that service of process upon such Process Agent shall be deemed to be service of process upon the Debtor, with respect to any proceeding related to this Agreement. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring proceedings against the Debtor in the courts of any other jurisdiction, including, but limited to, where some or all of the Aircraft is located.

         7. EACH OF DEBTOR AND SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF OR IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTY ENTERING INTO THE LOAN AGREEMENT AND MAKING THE LOAN TO DEBTOR TO FINANCE THE AIRCRAFT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each of Debtor and Secured Party further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO

FAA AIRCRAFT REGISTRY
CAMERA NO. 3N  DATE: 5-10-2000

                    0 0 0 0 0 0 0 2 0 5 9

THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as written consent to a trial by the court.

FAA AIRCRAFT REGISTRY
CAMERA NO. 3N  DATE: 5-10-2000

                    0 0 0 0 0 0 0 2 0 6 0

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment of Lease 826 to be executed by their duly Authorized Officers as of the day first above written.

             Debtor:            FIRST SECURITY BANK, NATIONAL
                                ASSOCIATION, not in its individual capacity but solely as Owner Trustee


                                By: /s/ Greg A. Hawley
                                    -------------------------------------------
                                    Name:  Greg A. Hawley
                                    Title: Vice President



             Secured Party:     COAST BUSINESS CREDIT,
                                a division of Southern Pacific Bank


                                By:
                                    -------------------------------------------
                                    Name:
                                    Title:













Assignment of Lease and Letter of Credit 826
Boeing Model 737-282C Aircraft
U.S. Registration No. N826AL

FAA AIRCRAFT REGISTRY
CAMERA NO. 3N  DATE: 5-10-2000

                    0 0 0 0 0 0 0 2 0 6 1

         IN WITNESS WHEREOF, the parties have caused this Assignment of Lease 826 to be executed by their duly Authorized Officers as of the day first above written.



             Debtor:            FIRST       SECURITY       BANK,       NATIONAL
                                ASSOCIATION, not in its individual capacity but solely as Owner Trustee


                                By:
                                    -------------------------------------------
                                    Name:
                                    Title:



             Secured Party:     COAST BUSINESS CREDIT,
                                a division of Southern Pacific Bank


                                By: /s/ Joseph M. Simmons
                                    -------------------------------------------
                                    Name:  Joseph M. Simmons
                                    Title: Vice President / Underwriter













Assignment of Lease and Letter of Credit 826
Boeing Model 737-282C Aircraft
U.S. Registration No. N826AL

FAA AIRCRAFT REGISTRY
CAMERA NO. 3N  DATE: 5-10-2000

                    0 0 0 0 0 0 0 2 0 6 2

                                                                     SCHEDULE I

                             DESCRIPTION OF LEASE


Aircraft Lease Agreement dated as of August 11, 1997, between Aircraft No. 1, L.L.C. as lessor and Aloha Airlines, Inc. as lessee, as supplemented by Lease Supplement No. 1 dated October 25, 1998, recorded by the Federal Aviation Administration on December 7, 1998, as Conveyance No. EE017932 as assigned by the Lease Agreement Assignment dated as of August 31, 1999, between Aircraft No. 1, L.L.C. as assignor and BCI Aircraft Leasing 1999, L.L.C. as assignee, recorded November 24, 1999, as Conveyance No. VV015832 and the Lease Agreement Assignment dated as of March 31, 2000, between BCI Aircraft Leasing 1999, L.L.C. as assignor and First Security Bank, National Association, as Owner Trustee, assignee, which is being filed simultaneously herewith.

FAA AIRCRAFT REGISTRY
CAMERA NO. 3N  DATE: 5-10-2000

       0 0 0 0 0 0 0 2 0 5 6
                                      D D 1 8 7 8 7

                                              Execution Version

                                              CONVEYANCE
                                               RECORDED

                                            2000 MAY 8 AM 11 08

                                             FEDERAL AVIATION
                                              ADMINISTRATION

      ASSIGNMENT OF LEASE 826 AND LETTER OF CREDIT

     This ASSIGNMENT OF LEASE 826 AND LETTER OF CREDIT, dated as of March 31, 2000 (this "Agreement"), is between FIRST SECURITY BANK, NATIONAL ASSOCIATION ("FSB"), a national banking association, 79 South Main Street, Salt Lake City, Utah 84111, as owner trustee under the Trust Agreement, dated as of March 28, 2000, between BCI AIRCRAFT LEASING 1999, L.L.C. (the "Beneficiary") and FSB ("Debtor"), and COAST BUSINESS CREDIT, a division of Southern Pacific Bank, a California corporation, 12121 Wilshire Boulevard, Suite 1400, Los Angeles, California 90025 (the "Secured Party").

                           W I T N E S S E T H:

     WHEREAS, Debtor is the Lessor (as transferee of Aircraft No. 1, L.L.C.) under that certain Aircraft Lease Agreement 826 dated as of August 11, 1997, between Aircraft No. 1, L.L.C. and Aloha Airlines Inc., a Delaware corporation (the "Lessee"), as supplemented by Lease Supplement No. 1 dated October 25, 1998, between Aircraft No. 1, L.L.C. and Lessee, recorded by the Federal Aviation Administration (the "FAA") on December 7, 1998, as Conveyance No. 017932 as further described on Schedule I (together with all amendments, modifications, supplements, addenda and extensions thereto from time to time, the "Lease 826"), covering one Boeing model 737-282C airframe, manufacturer's serial number 23051, United States registration number N826AL, together with two (2) Pratt & Whitney model JT8D-9A aircraft engines, manufacturer's serial numbers 674248 and 666147 (the "Engines" and, collectively, the "Aircraft 826");

     WHEREAS, the Letter of Credit has been furnished by the Lessee as security for the performance of the obligations of the Lessee under the Lease 826, and has been amended to name the Secured Party as beneficiary;

     WHEREAS, in connection with financing from the Secured Party, Debtor has entered into (i) the Loan Agreement 826, dated as of March 31, 2000 (the "Loan Agreement") among the Debtor, as Borrower, the Beneficiary, as Beneficiary and Secured Party, as Lender, pursuant to which Secured Party has advanced some or all of the Loan 826 (as defined therein) to the Debtor, (ii) the Aircraft Security Agreement 826 dated as of the date hereof between Debtor and Secured Party (the "Aircraft Security Agreement 826"), (iii) the Loan Agreement 824, dated as of March 31, 2000 (the "Loan Agreement") among the Debtor, as Borrower, the Beneficiary, as Beneficiary and Secured Party, as Lender, pursuant to which Secured Party has advanced some or all of the Loan 824 (as defined therein) to the Debtor and (ii) the Aircraft Security Agreement 824 dated as of the date hereof between Debtor and Secured Party (the "Aircraft Security Agreement 824"); and

FAA AIRCRAFT REGISTRY
CAMERA NO. 3N  DATE: 5-10-2000

                                    FILED WITH FAA
                              AIRCRAFT REGISTRATION BR

                                 '00 APR 3 PM 3 42

                                     OKLAHOMA CITY
                                       OKLAHOMA

FAA AIRCRAFT REGISTRY
CAMERA NO. 3N  DATE: 5-10-2000

       0 0 0 0 0 0 0 2 0 5 7

     WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings provided therefor in the Lease 826 or the Loan Agreement 826, PROVIDED, FURTHER, that any definition of a document used herein shall refer to such document used herein shall refer to such document as it may now or later be amended or supplemented;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

     1. As security for the payment and performance of the Liabilities (whether as scheduled, upon acceleration or otherwise, including, without limitation, repayment of the Loans made or to be made by the Secured Party under the Loan Agreement 824 and Loan Agreement 826 as they may be outstanding from time to time, accrued interest thereon, the Prepayment Fee and all other interest, fees and expenses payable by the Debtor pursuant to the Loan Agreement 824 and Loan Agreement 826 and the other Operative Documents) and of all costs of collection and enforcement of the Liabilities, the Debtor hereby collaterally assigns, transfers, conveys and sets over to the Secured Party all of its right, title and interest in, to and under, the Lease 826 and the Letter of Credit and any replacements of renewals thereof furnished under the terms of Section 29 of the Lease 826 (but none of Debtor's obligations thereunder), including, without limitation, the right under the Lease 826 (i) to collect all Base Rental, Supplemental Rental, Variable Rental, and other income, proceeds (including, but not limited to insurance proceeds), awards, revenues and other sums payable by Lessee to Debtor pursuant to the Lease, and (ii) after the occurrence and during the continuance of a Lease Event of Default, to enforce all of Debtor's other rights and remedies under the Lease 826 and the Letter of Credit, but not limited to the right to apply any of the Lease 826 payments in accordance with the terms of the Lease 826.

     2. All notices, demands and other communications made by one party to the other party in connection with this Agreement shall be in writing and given to or made upon such party as provided in Section 11.01 of the Loan Agreement 826.

     3. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective successors and permitted assigns. This Agreement may not be assigned by the Debtor, in whole or in part, without the prior written consent of the Secured Party. The parties hereto acknowledge and agree that the Secured Party may assign its rights hereunder to a Transferee (as defined in the Loan Agreement 826) as provided in Section 11.08 of the Loan Agreement 826.

     4. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of such counterparts shall constitute one and the same Agreement.

     5. This Agreement has been delivered in the State of New York. Each party hereto agrees that, to the maximum extent permitted by the law of the State of New York, this Agreement, and the rights and duties of the parties hereunder, shall be governed by, and construed in accordance with, the laws of the State of New York (including sections 5-1401 and 5-1402 of the New York

FAA AIRCRAFT REGISTRY
CAMERA NO. 3N  DATE: 5-10-2000

       0 0 0 0 0 0 0 2 0 5 8

General Obligations Law) in all respects, including in respect of all matters of construction, validity and performance but without giving effect to any provision thereof that may require application of the laws of another jurisdiction.

     6. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST DEBTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN NEW YORK SUPREME COURT, MANHATTAN COUNTY OR THE UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, DEBTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OR FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT (SUBJECT TO ANY RIGHT OF APPEAL BY A HIGHER COURT). Debtor hereby agrees that service of all process upon it may be made by registered or certified mail, return receipt requested, to the Debtor at its address for notices specified or determined in accordance with Section 11.01 of the Loan Agreement, such service being hereby acknowledged by the Debtor to be sufficient for personal jurisdiction in any action against the Debtor in connection with this Agreement and to be otherwise effective and binding service in every respect. Debtor hereby confirms that service of process to its should be sent to Superintendent of Banking of the State of New York, State of New York Banking Department, 2 Rector Street, 19th Floor, New York, New York 10006 or any successor agent for service of process located in New York, New York reasonably acceptable to Secured Party (the "Process Agent") and agrees that service of process upon such Process Agent shall be deemed to be service of process upon the Debtor, with respect to any proceeding related to this Agreement. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring proceedings against the Debtor in the courts of any other jurisdiction, including, but limited to, where some or all of the Aircraft is located.

     7. EACH OF DEBTOR AND SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF OR IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTY ENTERING INTO THE LOAN AGREEMENT AND MAKING THE LOAN TO DEBTOR TO FINANCE THE AIRCRAFT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each of Debtor and Secured Party further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO

FAA AIRCRAFT REGISTRY
CAMERA NO. 3N  DATE: 5-10-2000

       0 0 0 0 0 0 0 2 0 5 9

THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as written consent to a trial by the court.

FAA AIRCRAFT REGISTRY
CAMERA NO. 3N  DATE: 5-10-2000

       0 0 0 0 0 0 0 2 0 6 0

    IN WITNESS WHEREOF, the parties hereto have caused this Assignment of Lease 826 to be executed by their duly Authorized Officers as of the day first above written.


         Debtor:             FIRST SECURITY BANK, NATIONAL
                             ASSOCIATION, not in its individual capacity but solely as Owner Trustee


                             By:  /s/ Greg A. Hawley
                                  ________________________
                                  Name: Greg A. Hawley
                                  Title: Vice President

         Secured Party:      COAST BUSINESS CREDIT,
                             a division of Southern Pacific Bank

                             By:
                                  ________________________
                                  Name:
                                  Title:


Assignment of Lease and Letter of Credit 826
Boeing Model 737-282C Aircraft
U.S. Registration No. N826AL

FAA AIRCRAFT REGISTRY
CAMERA NO. 3N  DATE: 5-10-2000

       0 0 0 0 0 0 0 2 0 6 1

    IN WITNESS WHEREOF, the parties hereto have caused this Assignment of Lease 826 to be executed by their duly Authorized Officers as of the day first above written.


         Debtor:             FIRST SECURITY BANK, NATIONAL
                             ASSOCIATION, not in its individual capacity but solely as Owner Trustee


                             By:
                                  ________________________
                                  Name:
                                  Title:


         Secured Party:      COAST BUSINESS CREDIT,
                             a division of Southern Pacific Bank

                             By:  /s/ Joseph M. Sammons
                                  ________________________
                                  Name: Joseph M. Sammons
                                  Title: Vice President/ Underwriter


Assignment of Lease and Letter of Credit 826
Boeing Model 737-282C Aircraft
U.S. Registration No. N826AL

FAA AIRCRAFT REGISTRY
CAMERA NO. 3N  DATE: 5-10-2000

       0 0 0 0 0 0 0 2 0 6 2

                                                                    SCHEDULE I

                                  DESCRIPTION OF LEASE

Aircraft Lease Agreement dated as of August 11, 1997, between Aircraft No. 1, L.L.C as lessor and Aloha Airlines, Inc., as lessee, as supplemented by Lease Supplement No. I dated October 25, 1998, recorded by the Federal Aviation Administration on December 7, 1998, as Conveyance No. 1 EE017932 as assigned by the Lease Agreement Assignment dated as of August 31, 1999, between Aircraft No. 1, L.L.C. as assignor and BCI Aircraft Leasing 1999, L.L.C. as assignee, recorded November 24, 1999, as Conveyance No. W015832 and the Lease Agreement Assignment dated as of March 31, 2000, between BCI Aircraft Leasing 1999, L.L.C. as assignor and First Security Bank, National Association, as Owner Trustee, assignee, which is being filed simultaneously herewith.

                                                               EXECUTION VERSION

                                  AGREEMENT 826

     THIS AGREEMENT 826 (this "Agreement") dated the 7th day of November, 2001, is by and among Aloha Airlines, Inc. (the "Lessee"), Wells Fargo Bank Northwest, National Association (formerly known as First Security Bank, National Association), as Owner Trustee (the "Lessor") and Coast Business Credit, a division of Southern Pacific Bank (the "Secured Party"), and consented to by BCI Aircraft Leasing 1999, L.L.C. (the "Beneficiary") and BCI Aircraft Leasing 1999, L.L.C. (the "Guarantor"). Capitalized terms used herein and not otherwise defined are used as defined in Appendix A to the Loan Agreement (as defined below).

     WHEREAS, Lessee and Lessor (as assignee of Aircraft No. 1, L.L.C.) are parties to Aircraft Lease Agreement dated August 11, 1997 (as extended, amended and supplemented from time to time, the "Lease"), as collaterally assigned by Lessor to Secured Party pursuant to the Assignment of Lease 826 and Letter of Credit dated as of April 3, 2000 between Lessor and Secured Party (the "Lease Assignment") which Lease Assignment has been consented to by Lessee pursuant to the Consent and Agreement 826 dated as of April 3, 2000 among Lessee, Lessor and Secured Party (the "Lessee Consent"), each such document relates to one Boeing model 737-282C Aircraft bearing manufacturer's serial number 23051 and United States Registration No. N826AL together with two Pratt & Whitney model JT8D-9A aircraft engines bearing manufacturer's serial numbers 674248 and 666147 (collectively, the "Aircraft");

     WHEREAS, Lessor, Beneficiary and Secured Party are parties to Loan Agreement 826 dated as of April 3, 2000 (the "Loan Agreement"), pursuant to which Secured Party provided financing for Lessor's purchase of the Aircraft;

     WHEREAS, Guarantor executed and delivered in favor of the Secured Party a Guaranty dated April 3, 2000 (the "Guaranty") with respect to certain obligations of the Lessor under the Loan Agreement;

     WHEREAS, an Event of Default (as defined in the Lease) has occurred and is continuing under Clause A of Section 16 of the Lease by reason of Lessee's failure to make payment of Basic Rental on October 1, 2001 (a Rent Date) pursuant to Clause A(i)(a) of Exhibit H of the Lease; and

     WHEREAS, an Event of Default (as defined in the Loan Agreement) has occurred and is continuing under each of Sections 9.01(a) and 9.01(f) of the Loan Agreement by reason of, among other things, Borrower's failure to make payment of principal and interest (including, but not limited to, Interest Deficiency) on October 1, 2001 (a Payment Date) pursuant to Section 2.04 of Loan Agreement, Guarantor's failure to make payment of Interest Deficiency on October 1, 2001 (a Payment Date) pursuant to Section 1.1(A) of the Guaranty and Lessee's failure to make payment of Basic Rental on October 1, 2001 (a Rent
Date) pursuant to Clause A(i)(a) of Exhibit H of the Lease.

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     [These provisions have been omitted as confidential information and filed separately with the Commission]

     6. Lessee and Lessor hereby expressly agree that any default by Lessee in the performance of its obligations under this Agreement shall constitute an Event of Default under the Lease.

     7. By countersigning this Agreement, Beneficiary hereby directs the Lessor under the Trust Agreement to execute and deliver this Agreement.

     8. By countersigning this Agreement, each of Beneficiary and Guarantor hereby consents to all the terms of this Agreement and agrees to be bound by all such terms in all respects.

     9. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

     10. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.


                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement 826 to be executed by their duly Authorized Officers as of the day first above written.


LESSEE:                             ALOHA AIRLINES, INC.

                                    By: /s/ Brenda F. Cutwright
                                        ------------------------------------
                                        Name:  Brenda F. Cutwright
                                        Title: Executive Vice President & CFO

                                    By: /s/ James M. King
                                        ------------------------------------
                                        Name:  James M. King
                                        Title: Senior Vice President Planning
                                               and Business Development


LESSOR:                             WELLS FARGO BANK NORTHWEST,
                                    NATIONAL ASSOCIATION (formerly known as
                                    First Security Bank, National Association), as Owner Trustee

                                    By:
                                        ------------------------------------
                                        Name:
                                        Title:


SECURED PARTY:                      COAST BUSINESS CREDIT,
                                    A DIVISION OF SOUTHERN PACIFIC BANK

                                    By:
                                        ------------------------------------
                                        Name:
                                        Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement 826 to be executed by their duly Authorized Officers as of the day first above written.


LESSEE:                             ALOHA AIRLINES, INC.

                                    By:
                                        ------------------------------------
                                        Name:
                                        Title:

                                    By:
                                        ------------------------------------
                                        Name:
                                        Title:


LESSOR:                             WELLS FARGO BANK NORTHWEST,
                                    NATIONAL ASSOCIATION (formerly known as
                                    First Security Bank, National Association), as Owner Trustee

                                    By: /s/ Michael D. Hoggan
                                        ------------------------------------
                                        Name:  Michael D. Hoggan
                                        Title: Assistant Vice President


SECURED PARTY:                      COAST BUSINESS CREDIT,
                                    A DIVISION OF SOUTHERN PACIFIC BANK

                                    By:
                                        ------------------------------------
                                        Name:
                                        Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement 826 to be executed by their duly Authorized Officers as of the day first above written.


LESSEE:                             ALOHA AIRLINES, INC.

                                    By:
                                        ------------------------------------
                                        Name:
                                        Title:

                                    By:
                                        ------------------------------------
                                        Name:
                                        Title:


LESSOR:                             WELLS FARGO BANK NORTHWEST,
                                    NATIONAL ASSOCIATION (formerly known as
                                    First Security Bank, National Association), as Owner Trustee

                                    By:
                                        ------------------------------------
                                        Name:
                                        Title:


SECURED PARTY:                      COAST BUSINESS CREDIT,
                                    A DIVISION OF SOUTHERN PACIFIC BANK

                                    By: /s/ Ernest Oon
                                        ------------------------------------
                                        Name:  Ernest Oon
                                        Title: Vice President

EACH OF THE UNDERSIGNED BENEFICIARY AND GUARANTOR HEREBY CONSENTS TO ALL THE TERMS OF THE FOREGOING AGREEMENT AND AGREES TO BE BOUND BY ALL SUCH TERMS IN ALL RESPECTS.


BCI AIRCRAFT LEASING 1999, L.L.C., as Beneficiary by BCI Aircraft Leasing, Inc., as Manager

By: /s/ Brian N. Hollnagel
    ------------------------------------
    Name:  Brian N. Hollnagel
    Title: President


BCI AIRCRAFT LEASING 1999, L.L.C., as Guarantor by BCI Aircraft Leasing, Inc., as Manager

By: /s/ Brian N. Hollnagel
    ------------------------------------
    Name:  Brian N. Hollnagel
    Title: President